                                                                    EXHIBIT 10.7

                              WORLD TRADE CENTER

                             EAST OFFICE BUILDING



                               LEASE  AGREEMENT

                                    BETWEEN

                             WRC TRADE CENTER LLC

                                   LANDLORD

                                      AND

                               VISIO CORPORATION

                                    TENANT

                                LEASE AGREEMENT

                               WORLD TRADE CENTER

                              EAST OFFICE BUILDING



     THIS LEASE made this 9th day of January, 1998 between WRC TRADE CENTER LLC, a Washington limited liability company ("Landlord"), and VISIO CORPORATION, a Washington corporation ("Tenant").

     As parties hereto, Landlord and Tenant agree:

     1.  LEASE DATA AND EXHIBITS.    The following terms as used herein shall
         -----------------------
have the meanings provided in this Section l, unless otherwise specifically modified by provisions of this Lease:

         (a)  Building:    Known as World Trade Center, East Office Building, or
              --------
such other name as Landlord and Tenant may, pursuant to Section 37(k) below, designate from time to time, situated on a portion of the real property more particularly described in Section 2 hereof, with an address of xxx Elliott Avenue, Seattle, WA 98101. The Building will be constructed above a five-story parking garage (the "Garage") that is presently being constructed on the Land and that will be owned by the Port of Seattle. In order to construct the Building, Landlord will purchase a fee simple interest in the air rights above the Garage (together with all other rights acquired under the Purchase Agreement defined below, the "Air Rights"). Although Landlord does not presently own the Air Rights, Landlord has the right to acquire them pursuant to that certain Air Rights Purchase and Sale Agreement with the Port of Seattle dated July 14, 1997 (the "Purchase Agreement"). Landlord represents to Tenant that the Purchase Agreement is the only agreement between Landlord or any of its affiliates and the Port of Seattle with respect to the Air Rights, and that to Landlord's knowledge there are no defaults under the Purchase Agreement and it is in full force and effect. Landlord hereby covenants to fully comply with its obligations under the Purchase Agreement and to purchase the Air rights, all as necessary for Landlord to fulfill its obligations hereunder. Notwithstanding the fact that Landlord does not presently own the Air Rights, Landlord shall be bound hereunder as though it did presently own them, and upon Landlord's acquisition of the Air Rights this Lease shall become an encumbrance on the Air Rights.

         (b)  Premises:    Consisting of the area on Floors one, two, three,
              --------
four, five and six (1,2,3,4,5 and 6) of the Building, as outlined on the floor plans attached hereto as Exhibit A-1, including tenant improvements, if any, as described in Exhibit B. The Premises shall be occupied in phases, as described in Exhibit C. See Exhibit C, Item 1.

         (c)  Tenant's Pro Rata Share:    Landlord and Tenant agree that, for
              -----------------------
purposes of this Lease, the rentable area of the Premises is deemed to be approximately 183,927 net rentable square feet and Tenant's Pro Rata Share of the Building is deemed to be 98.48%. See Exhibit C, Item 1. The balance of the Building will be occupied by a single retail tenant whose space will contain approximately 2,830 net rentable square feet.

         (d)   Basic Plans Delivery Date:  February 18, 1998.
               -------------------------

         (e)   Final Plans Delivery Date:  May 1, 1998.
               -------------------------

         (f)  Commencement Date:    January 1, 1999, or such later date as
              -----------------
provided in Section 3 hereof, provided, however that Tenant shall have access rent-free to the Premises prior to January 1, 1999 for the installation of furniture and equipment set up and partial phased occupancy, the mutually-satisfactory schedule of which is to be determined by Landlord and Tenant. The term "Commencement Date" is more fully defined in Section 3(c).

         (g)  Expiration Date:    Midnight on the day immediately preceding the
              ---------------
tenth (10th) anniversary of the Commencement Date.

         (h)  Rent:    Commencing on the Commencement Date, Rent is payable
              ----
monthly on or before the first day of each month. Rent for each month of the Lease term shall be one-twelfth (1/12) of the annual rent calculated by multiplying the applicable rental rate times the number of rentable square feet then included within the Premises. See Exhibit C, Item 2.

         (i)  Security Deposit:    Intentionally omitted.
              ----------------

         (j)  Base Year:    Intentionally omitted.
              ---------

         (k)  Agency Disclosure:    At the signing of this Lease Agreement, the
              -----------------
Landlord's Leasing Agent, Wright Runstad & Company, represented (  X   )
                                                                 ------
Landlord (__) Tenant or (__) both Landlord and Tenant. The listed Tenant's agent, Ed Curtis, of Washington Partners (formerly with CB Commercial Real Estate), represented (__) Landlord, ( X ) Tenant or (__) both Landlord and
                                     ---
Tenant. Each party signing this document confirms that the prior oral and/or written disclosure of agency was provided to him/her in this transaction. (As required by WAC 308-124D-040).

         (l)  Parking:    Tenant shall have the right to purchase up to 228
              -------
permits to park automobiles in the Garage on an unassigned self-park basis at the prevailing monthly market rates established by the Port of Seattle from time to time.

         (m)  Notice Addresses:
              ----------------

           Landlord:        WRC TRADE CENTER LLC
                            1191 Second Avenue, Suite 2000
                            Seattle, Washington  98101
                            Attention:  Jon F. Nordby

           Tenant:  Prior to Commencement Date:
                    --------------------------
                              Visio Corporation
                              520 Pike Street, Suite 1800
                              Seattle, Washington  98101
                              Attention:  General Counsel

                    After Commencement Date:
                    -----------------------
                              Visio Corporation
                              [Address of Premises]
                              Attention:  General Counsel

         (n)   PAYMENT ADDRESS:  WRC TRADE CENTER LLC
               ---------------
                                 1191 Second Avenue, Suite 2000
                                 Seattle, Washington  98101

         (o)  EXHIBITS:    THE FOLLOWING EXHIBITS OR RIDERS ARE MADE A PART OF
              --------
THIS LEASE:

                  Exhibit A-   Legal Description of Land

                  Exhibit B-   Tenant Improvements

                  Exhibit B-1  Plans and Specifications for Building

                  Exhibit C-   Addendum to Lease

                  Exhibit D-   Base Building Specifications

                  Exhibit E-   Subordination, Attornment and Non-Disturbance
                               Agreement Form

                  Exhibit F-   Janitorial Specifications

                  Exhibit G    Signage

                  Exhibit H    Shell and Core Costs

                  Exhibit I    Satellite Dish Fees

                  Exhibit J    Multitenant Lobby Floor Plan

                  Exhibit K    Storage Space

     2.  PREMISES:    Landlord does hereby lease to Tenant, and Tenant does
         --------
hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section l(b) hereof as shown on the Plans referenced in Exhibit B-1 attached hereto and incorporated herein, together with rights of ingress and egress over common areas in the Building and, pursuant to easements granted to Landlord, access through the Garage located on the land ("Land") more particularly described on Exhibit A attached hereto. This Lease shall be amended to replace Exhibit A with the legal description of the Air Rights as soon as that legal description has been determined.

     "Net rentable square feet" and "rentable area" as used herein shall mean "Rentable Area" as defined in BOMA American National Standard Z65.1-1996.


     3.  CONSTRUCTION; COMMENCEMENT AND EXPIRATION DATES:
         -----------------------------------------------

         (a)  Completion of Construction:    Landlord will at its sole cost and
              --------------------------
expense proceed in good faith with all due diligence to:

              (i)    Complete plans and specifications for the Building,

              (ii) Secure the necessary permits from appropriate governmental authorities to begin construction of the Building, and

              (iii) Construct the Building shell and core areas, including all shell and core mechanical installations, substantially in accordance with this Lease and the Exhibits hereto. Such shell and core work is hereinafter referred to as "Landlord's Work."

         Tenant improvements with respect to the Initial Premises ("Initial Tenant Improvements") shall be constructed pursuant to Tenant's plans for the Premises approved by Landlord to the extent and in the manner set forth in Exhibit B, and the Initial Tenant Improvements and any subsequent tenant improvements are herein called "Tenant Improvements." Landlord shall enter into the contract with the Initial Tenant Improvement contractor, who shall be selected in accordance with the provisions of Exhibit B. Tenant is aware that its selection of an Initial Tenant Improvements contractor other than the contractor engaged by Landlord to construct the shell and core of the Building could cause delays in completion of the Initial Tenant Improvements.

         (b)  Payment for Tenant Improvements:    Tenant shall receive from
              -------------------------------
Landlord an allowance ("Allowance") of Thirty Five Dollars ($35.00) per square foot of net rentable area in the Premises as a credit against the Tenant Improvement work to be performed or paid as follows:

              (i) If the Initial Premises (as defined below) includes partial floors and Tenant wishes to finish the service areas (such as the computer room and mail room) so as to be able to service the Building when it is fully occupied, and provided such service areas are not on Floor 2 of the Building, Landlord will cause such service areas to be fully finished by the Commencement Date, and Landlord shall pay the full share of the Allowance allocable to such service areas. Rent and Additional Rent on such service areas shall be as set forth in Section 2(d) of Exhibit C attached hereto.

              (ii) The Allowance may be applied to all costs of design, architectural, engineering and construction fees; provided the Allowance allocable to a phase of the Premises upon which construction has not begun shall not be paid until commencement of Tenant Improvements construction on such phase. The Allowance shall be paid by Landlord upon receipt of invoices for work actually performed or materials supplied.

              (iii) Any allocable portion of the Allowance not used with respect to a portion of the Premises shall be paid to Tenant upon demand or applied to the next phase of the Tenant Improvements.

              (iv) All costs of designing and constructing the Tenant Improvements in excess of the Allowance shall be borne solely by Tenant. If the budgeted cost of designing or constructing the Tenant Improvements exceeds the Allowance, all payments for the Tenant Improvements shall be shared by Landlord and Tenant in proportion to their estimated sharing of the total costs of the Tenant Improvements. Landlord may adjust that sharing ratio from time to time if the cost of completing the Tenant Improvements has increased pursuant to change orders approved by Landlord and Tenant. Such amounts shall be paid by Landlord and Tenant on a monthly basis no later than the date required under the construction contract for the Tenant Improvements.

         (c)  Commencement Date:    Landlord and Tenant shall use their best
              -----------------
efforts to complete the Building and the Initial Tenant Improvements in accordance with Exhibit B hereto on the date specified in Section l(f) or as soon thereafter as practicable. The "Commencement Date" shall mean the date that the initial portion of the Premises described in Exhibit C, Section 2 (the "Initial Premises") are substantially completed and made available for Tenant's occupancy. It is presently estimated that the term of this Lease shall commence on January 1, 1999.

              The determination of the Commencement Date with respect to the Initial Premises shall depend on which contractor is selected to construct the Initial Tenant Improvements. If Tenant selects Turner Construction, Inc. ("Turner"), the contractor engaged to construct the shell and core of the Building, Landlord shall cause the Commencement Date to occur by January 1, 1999. If Turner is the low bidder for construction of the Initial Tenant Improvements, in accordance with the terms of Exhibit B, but Tenant chooses another contractor, the Commencement Date shall be deemed to occur on the date that it otherwise would have occurred had Turner been chosen to construct the Initial Tenant Improvements. If Turner is not the low bidder and Tenant selects the contractor that is the low bidder, Landlord shall cause the Commencement Date to occur by March 1, 1999. All of the foregoing dates are subject to the delay provisions contained in Section 3(d) below. The contractor so selected to construct the Tenant Improvements shall be hereinafter referred to as the "Tenant Improvement Contractor."

              The Commencement Date with respect to the Initial Premises shall be deemed to occur on (A) the later of (I) the completion date specified in the notice ("30 Day Notice") delivered to Tenant at least thirty (30) days prior to the date that the Initial Premises will be completed for occupancy or (II) the date the entirety of the Initial Premises is in fact delivered to Tenant with all of Landlord's Work and the Initial Tenant Improvements substantially completed, or (B) such earlier date as Landlord would have been able to so deliver the entire Premises to Tenant but for Tenant Delay (defined below). Subject to Tenant Delay or other causes beyond Landlord's control, Landlord shall use its best efforts to deliver the Premises to Tenant no later than the completion date specified in the 30 Day Notice. Notwithstanding the foregoing, the Commencement Date shall be deemed to have occurred with respect to the Initial Premises on the date Tenant first occupies the Initial Premises for normal business operations, if such date is earlier than the dates described above, but in no event earlier than January 1, 1999.

              The Commencement Date shall not be deemed to occur until the following conditions shall have been satisfied by Landlord:

              (i) The utility and other systems servicing the Building and necessary for the operation of the Building or Tenant's occupancy and full enjoyment of the Initial Premises (such as elevators, plumbing, heating, ventilating, air conditioning, electrical and security systems) shall be completed and in good order and operating condition except for (A) details of construction, decoration and mechanical adjustments which do not materially interfere with Tenant's use of the Initial Premises, and (B) any part thereof the non-completion of which shall be due to Tenant Delay;

              (ii) Landlord (A) shall have obtained a temporary Certificate of Occupancy for the Initial Premises, or (B) would have been entitled to the issuance of a temporary Certificate of Occupancy for the Initial Premises, but for Tenant Delay;

              (iii) The lobby of the Building and the entrances and public portions (including the Garage, but excluding all retail space), stairways, corridors and elevators (including freight elevators) of the Building, shall have been finished (except for details of construction, decoration and mechanical adjustments which do not materially detract from the appearance of such areas or materially interfere with their use for normal purposes) and shall be in a clean and orderly condition affording reasonable access to all portions of the Initial Premises, or would be in such condition but for Tenant Delay; and

              (iv) The exterior of the Building (including the installation of glass therein) shall have been completed except for (A) minor portions thereof which in the aggregate do not materially affect Tenant's use of the Premises,
(B) all retail space, and (C) any part thereof the non-completion of which shall be due to Tenant Delay.

              As used herein, the term "Tenant Delay" shall mean, as to any delay experienced by Landlord in its work on the Building or the Tenant Improvements, (a) any interference or delay caused by occurrences within the reasonable control of Tenant; (b) any delay caused by Tenant's failure or refusal to furnish plans, or approve or disapprove plans for the Tenant Improvements, within the periods set out in Exhibit B; (c) any delay attributable to changes in or additions to Landlord's plans requested by Tenant; or (d) any other delay in acts of Tenant required under Exhibit B, provided that the foregoing clauses (a) through (d) shall apply only to the extent that such delay impedes or otherwise adversely affects Landlord's work or schedule for preparing the Premises for occupancy. Landlord shall notify Tenant as soon as reasonably possible when Landlord becomes aware of an event constituting Tenant Delay.

              As used herein, the term "Landlord Delay" shall mean, as to any delay experienced by Tenant in its work on Tenant Improvements, (a) any interference or delay caused by occurrences within the reasonable control of Landlord, or (b) any delay caused by Landlord's failure or refusal to either approve or disapprove Tenant's plan for Tenant Improvements, or to furnish plans, as and within the time periods specified in Exhibit B hereto, or (c) any delay attributable to changes in or additions to Tenant's plans requested by Landlord or on account of interference by Landlord or its contractors, employees or agents, or (d) any delay in Landlord or Landlord's contractor giving approvals, consents, prices or quotes, or taking other action with respect to Tenant's improvements, all as required or contemplated under Exhibit B; provided that the foregoing clauses (a) through (d) shall apply only to the extent that such delay impedes or otherwise adversely affects Tenant's work or schedule for preparing the Premises for occupancy. Tenant shall notify Landlord as soon as reasonably possible when Tenant becomes aware of an event constituting Landlord Delay.

              The occurrence of the Commencement Date prior to the completion in full of all work required to be performed by Landlord as provided herein shall not relieve Landlord of its obligation thereafter to complete the same with due dispatch and in a workmanlike manner. Without waiving any rights of Tenant, Landlord, Tenant, and Landlord's and Tenant's architects shall prepare within thirty (30) days after the Commencement Date or as soon thereafter as practicable a "punch-list" which shall consist of the items that have not been, but should have been, finished or furnished by Landlord in the Premises. Upon presentation of such punch-list to Landlord, Landlord shall, with all due diligence, proceed to complete and furnish all punch-list items. If such items relate to shell and core work, they shall be completed at Landlord's sole cost and expense. If such items relate to Tenant Improvements, they shall be paid in the same manner that the costs of Tenant Improvements are paid. If within thirty
(30) days after presentation of the punch-list, Landlord shall not have commenced, and be proceeding with due diligence, to complete and furnish such items, or if Landlord thereafter fails to prosecute its work to completion with due diligence, Tenant may deliver written notice of such failure to Landlord, and if Landlord does not commence and proceed with due diligence to complete such work within ten (10) days after Landlord's receipt of such notice, Tenant may complete such items and, to the extent Landlord is responsible for such costs as set forth above, Landlord will reimburse Tenant upon demand for the reasonable costs incurred by Tenant for such work. If such costs are properly chargeable to Landlord and are not paid within ten (10) days after demand, such costs shall be credited to and deducted from Tenant's next monthly installments of Rent and Additional Rent payable hereunder as an offset against such amounts owing by Tenant. Any such punch-list items which do not materially interfere with Tenant's enjoyment of the portion of the Premises involved shall not delay the Commencement Date with respect thereto.

              Landlord shall promptly correct all defects in Landlord's Work and Tenant Improvement work performed by the Tenant Improvement Contractor, and all failures of such work to conform to the plans and specifications for such work which have been agreed upon by Landlord and Tenant, which defects or non-conformities are discovered before or within one year after the date upon which Tenant first occupies the applicable portion of the Premises. Landlord shall bear all costs of correcting Landlord's Work and, to the extent caused by the act or omission of Landlord, Tenant Improvement work performed by the Tenant Improvement Contractor. Landlord and Tenant shall each give the other prompt written notice after discovering the existence of any such defects or non-conformities in Landlord's work and Tenant Improvement work performed by the Tenant Improvement Contractor.

         (d)  Delays:    In the event, due to delays from any cause other than
              ------
Tenant Delay, the Initial Premises are not available for occupancy by Tenant and the Commencement Date shall not have occurred within five (5) months following the date specified in Section 1(f) (provided, however, that such five (5) month period shall be extended for no more than an additional four (4) months for delays due to causes beyond the reasonable control of Landlord, or longer if such delays are due to Tenant Delay), then:

              (i) Landlord shall use its reasonable best efforts to provide or secure for Tenant alternative space or expansion space as required by Tenant, such space to be within the downtown Seattle area and reasonably acceptable to Tenant, and Landlord shall pay to the landlord of such alternative or expansion space (whether such space is provided or secured by Landlord or through Tenant's own efforts) the differential in base rent and additional rent required over the amount of base rent and additional rent that Tenant would have otherwise paid in the Premises had such delay not occurred;

              (ii) Landlord shall pay, and shall indemnify, defend and hold Tenant harmless from and against, any holdover rent premiums or other rent differential (excluding nominal base rent and any consequential damages payable to Tenant's current landlords) accruing from and after the date Landlord is obligated to deliver the completed Initial Premises to Tenant, subject to the extensions described above; and

              (iii) Landlord shall pay all third party costs of a second move, if required by Tenant, which costs shall include without limitation cabling and utility installation costs in any alternative or expansion space into which Tenant moves pending completion of the Premises.

     The five (5) and four (4) month extension periods referred to in this
Section 3(d) above shall be cumulative with, and not in addition to, the five
(5) and (4) month extension periods referred to in Section 4(a) below. For example, a three (3) month delay in commencing construction will reduce the extension period available to Landlord for substantial completion on the Initial Premises to two (2) months (assuming both delays were due to causes within Landlord's control).

         (e)  Confirmation of Commencement Date:    In the event the
              ---------------------------------
Commencement Date is established as a later or earlier date than the date provided in Section l(f) hereof, Landlord and Tenant shall confirm the same in writing.

         (f)  Expiration Date:    This Lease shall expire on the date specified
              ---------------
in Section l(g).

     4.  TERMINATION; CONDITIONS PRECEDENT:
         ---------------------------------

         (a) Landlord anticipates that commencement of construction (as defined in Section 4(b)) on the Building shall occur on or before May 5, 1998. If Landlord has not commenced construction of the Building by the date five (5) months after such date (provided, however, that such five (5)-month period shall be extended for no more than an additional four (4) months for delays due to causes beyond the reasonable control of Landlord, or longer if such delays are due to Tenant Delay), then, in such event, at its option, either Landlord or Tenant may, by notice in writing to the other within thirty (30) days thereafter, terminate this Lease without liability to the other, except as hereinafter provided. Termination under this Section 4(a) shall be the sole remedy at law or equity of Landlord and Tenant, except that, in the event of such termination, Landlord shall reimburse Tenant for Tenant's documented third party out-of-pocket expenses incurred in connection with designing the Tenant Improvements (including engineering, architectural, programming, legal and project management) but excluding any such costs incurred prior to October 1, 1997 (the date of execution of the Letter of Intent with respect to this Lease).

         (b) For the purposes of this Lease, "commencement of construction," "commenced construction," construction has commenced," "commencement of construction has occurred" and "commencing construction" shall mean Landlord has acquired the Air Rights and has commenced work pursuant to a building permit for work defined in the construction documents for the Building. Landlord represents to Tenant that Landlord has obtained the Master Use Permit from the City of Seattle for construction of the Building.

     5.  RENT AND ADDITIONAL RENT:    Tenant shall pay Landlord without notice
         ------------------------
the Rent stated in Section l(h) hereof and Additional Rent as provided in
Section 9 and Section 10 and any other payments due under this Lease without deduction or offset (except as otherwise set forth in this Lease) in lawful money of the United States in advance on or before the first day of each month at Landlord's Payment Address set forth in Section 1(n) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated in proportion to the number of days in such month. All amounts which Tenant assumes or agrees to pay to Landlord pursuant to this Lease other than Rent shall be deemed Additional Rent hereunder and, in the event of nonpayment thereof, Landlord shall have all remedies provided for in the case of nonpayment of Rent.

     6.  SECURITY DEPOSIT:    Intentionally omitted.
         ----------------

     7.  PARKING:    Use of parking in the Garage by Tenant shall be subject to
         -------
such reasonable rules and regulations as the Port of Seattle or its parking operator, or the City of Seattle, Washington may publish from time to time. Tenant shall provide Landlord with thirty (30) days prior written notice of the number of parking permits required by Tenant from time to time, up to the maximum number specified in Section 1(l) and of any changes in those requirements. Short-term hourly parking shall be offered on a space available basis during Normal Business Hours (as defined in Section 9(b)), except Saturdays, Sundays or legal holidays, for Tenant's clients and customers. Landlord has confirmed with the Port of Seattle that the Port will install a card key system in the Garage and Building, at Landlord's cost, which will allow Tenant's employees who are not monthly parkers to have access to the Garage and Building seven days per week, 24 hours per day at market rates.

     8.  USES:    The Premises are to be used only for general office purposes,
         ----
software research, development and testing, training, travel arrangements, internet broadcasting and other uses incident thereto, including but not limited to the operation of a day care, cafeteria, and physical fitness facility ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its reasonable discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a first-class office building or is inconsistent with any restriction on use of the Premises, the Building, or the Land contained in any lease, mortgage, or other instrument or agreement by which the Landlord is bound or to which any of such property is subject. In consideration of the possibility that the Building may at some point in the future become a multi-tenanted building, Landlord's approval, not to be unreasonably withheld, shall be required in locating and, if applicable, relocating, the day care center, cafeteria, and physical fitness center so as to minimize the possible noise and traffic disturbance to other occupants of the Building. Landlord represents that the use of the Premises for general office purposes is permitted by law and is consistent with all such restrictions as of the date of this Lease. Tenant shall not commit any act that will increase the then existing cost of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand the amount of any increase in insurance costs caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building or which is unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise, vibration or fumes (but Landlord acknowledges that Tenant may install, maintain and test weekly a diesel generator in the Building for emergency back-up use). Tenant shall not permit smoking in the Premises; Landlord has designated all internal portions of the Building as a smoke-free zone. If any of Tenant's office machines or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises, including without limitation any laws relating to Tenant's modification of the Premises, and shall observe such reasonable rules and regulations (not inconsistent with the terms of this Lease) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

     9.  SERVICES AND UTILITIES:
         ----------------------

         (a)  Standard Services:    Landlord shall maintain or cause to be
              -----------------
maintained in good order and repair and first-class condition and in accordance with the janitorial specifications attached hereto as Exhibit F, the Premises and the core area of the Building, the structural portions of the Building, including elevators, plumbing, air conditioning, heating and electrical system, and the public and common areas of the Building, including lobbies, elevators, stairs, corridors and restrooms, except for fire and other casualty, including acts of God, and subject to the provisions of Section 13 pertaining to the repair or rebuilding of damaged or destroyed property. Landlord shall also maintain and keep in good order and repair the following in the Building: roof, curtain wall including but not limited to all glass connections at the perimeter of the Building, all exterior doors, including any exterior plate glass within the Building, exterior surfaces of the Building (including but not limited to glass, stone and other material(s)), ventilating systems, elevators, janitor closets, escalators, telephone and electrical closets, public portions of the Building, balconies, landscaping, walkways, and, other than Tenant improvements, other interior portions of the Building above and below grade. Landlord covenants and agrees that alterations, repairs or additions shall be done with the least amount of interference to Tenant, and, to the extent possible, such work shall be done after Normal Business Hours. Nothing contained herein shall be deemed to excuse or relieve Landlord from any liability for the negligence or willful misconduct of Landlord, its officers, agents, servants, employees, contractors, licensees or invitees. If Landlord fails to commence any repairs hereunder within five (5) business days after receipt of written notice from Tenant and thereafter diligently proceed to complete any repairs required to be made by Landlord under this Lease, Rent and Additional Rent shall thereafter abate to the extent the Premises are rendered unusable for Tenant's normal business operations as a result of such failure to make repairs.

          Each floor of the Building shall have two electrical closets. Each closet shall contain a 42 circuit panelboard (277/480-volt) serving mainly lighting and VAV boxes. In addition, each closet will contain a 75kVA transformer feeding a 84 circuit panelboard (120/208-volt) for service to convenience outlets. Landlord shall also provide lamp replacement service for building standard light fixtures, toilet room supplies and window washing at reasonable intervals.

         (b)  Normal Business Hours:    From 7:00 a.m. to  8:00 p.m. on weekdays
              ---------------------
and from 8:00 a.m. to 2:00 p.m. on Saturdays, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish to the Premises heat and air conditioning sufficient to maintain a comfortable interior temperature range between 69 and 72 degrees Fahrenheit. Landlord shall provide 24-hour per day HVAC service in the telephone and computer rooms pursuant to final construction documents; the capacity for which service shall be paid for by Tenant from the Tenant Allowance described in Exhibit B. If requested by Tenant, Landlord shall furnish heat and air conditioning at times other than Normal Business Hours and the actual cost of such services shall be paid by Tenant as Additional Rent. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the term of this Lease (24 hours of all days) reasonable access to the Premises. The Normal Business Hours may be modified from time to time upon the mutual agreement of Landlord and Tenant.

         (c)  Interruption of Services:    Landlord shall not be liable for any
              ------------------------
loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of any services or facilities provided by Landlord pursuant to this Lease due to any cause whatsoever, unless such variation, interruption or failure was due to the negligence or willful misconduct of Landlord, its officers, agents, servants, employees, contractors, licensees or invitees. No temporary interruption or failure of such services or facilities incident to the making of repairs, alterations, or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder; provided, however, if such interruption or failure shall continue for five (5) business days, Tenant's Rent hereunder shall thereafter abate to the extent the Premises are thereby rendered untenantable for Tenant's normal business operations until such services are restored. Landlord shall use its best efforts in good faith to respond quickly to any interruption of services and to minimize any disruption of Tenant's use of the Premises arising from any interruption or failure of such services or facilities.

         (d)  Additional Services:    The Building mechanical system is designed
              -------------------
to accommodate heating loads generated by lights and equipment using up to 4.6 watts per square foot (1.2 watts per foot for lights and 3.4 watts per foot for equipment). Before installing lights and equipment in the Premises which in the aggregate exceed such amount, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights.

     10. COSTS OF OPERATIONS AND REAL ESTATE TAXES:
         -----------------------------------------

         (a)  Additional Rent:    Tenant shall pay as Additional Rent its Pro
              ---------------
Rata Share of Taxes and Operating Costs. Taxes and Operating Costs shall be determined and shall be payable separately in accordance with the provisions of this Section 10.

         (b)  Definitions:
              -----------

              (i) For the purposes of this section, "Taxes" shall mean taxes and assessments (including special district levies) on real and personal property payable during any calendar year, based on the actual assessment period, with respect to the Land, the Building and all property of Landlord, real or personal, used directly in the operation of the Building and located in or on the Building, together with any taxes levied or assessed in addition to or in lieu of any such taxes or any tax upon leasing of the Building or the rents collected (excluding any net income or franchise tax) ("Taxes").

              (ii) For purposes of this Section, "Operating Costs" or "Costs" shall mean all reasonable and customary expenses of Landlord for maintaining, operating and repairing the Building and the personal property used in connection therewith, including without limitation insurance premiums, utilities, market rate management fees (not to exceed four percent (4%) of the Rent and Additional Rent) and other expenses which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building ("Operating Costs" or "Costs"); excluding, however: (I) costs of any special services rendered to individual tenants for which a separate charge is collected; (II) leasing commissions and other leasing expenses; (III) costs of improvements required to be capitalized in accordance with generally accepted accounting principles, except Operating Costs shall include amortization of capital improvements (A) made subsequent to initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, or providing savings in the cost of operating the Building or, (B) which are reasonably responsive to requirements imposed with respect to the Building under any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law, or any new interpretation of an existing law ("new interpretation"), which amendment, law or new interpretation is adopted or arose after the Commencement Date of this Lease (for purposes of this Lease, a new interpretation shall mean any interpretation, enforcement or application of a law enacted prior to the Commencement Date that imposes requirements with respect to the Building that Landlord in the exercise of sound business judgment and good faith at the time of Landlord's execution of this Lease would not have deemed applicable to the Building); (IV) executives' salaries above the grade of Building manager; (V) amounts received by Landlord through proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in Operating Costs hereunder; (VI) cost of repair or replacements incurred by reason of fire or other casualty or by the exercise of the right of eminent domain; (VII) consulting fees, marketing fees, advertising and promotional expenditures; (VIII) legal fees in connection with the negotiation and preparation of leases of space or legal fees in connection with the sale of all or any portion of the Building in which the Premises are located, or an interest therein, or the financing or refinancing of Landlord's interest in all or any portion of the Building in which the Premises are located, or in connection with disputes with tenants, and legal and auditing fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of all or any portion of such Building or in connection with the preparation of the statements required pursuant to additional rent or lease escalation provisions contained in leases of space in such Building; (IX) depreciation or loan payments; (X) costs resulting from the correction of any latent construction defects in all or any portion of the Premises or Building;
(XI) penalties due to any violation of law by Landlord or other tenants; (XII) costs of preparing tenant space for tenant occupancy; (XIII) costs allocable to properties in which Landlord has an interest other than the Building; (XIV) damages incurred by Landlord for any default, breach, claim, judgment or settlement; (XV) structural replacements (including replacements to the roof and foundations).

              (iii) "Year" shall mean the calendar year.

         (c)  Estimated Costs:    At least sixty (60) days prior to the
              ---------------
beginning of each Year, Landlord shall furnish Tenant a written statement of estimated Operating Costs and Taxes for such year and a calculation of Tenant's Pro Rata Share of the Operating Costs and Taxes. Tenant shall pay one-twelfth (1/12) of that amount as Additional Rent for each month during the Year. If at any time during the Year Landlord reasonably believes that the actual Operating Costs or Taxes will vary from such estimated Operating Costs or Taxes by more than five percent (5%), Landlord may by written notice to Tenant revise the estimate for such year, and Additional Rent for the balance of such Year shall be paid based upon such revised estimates. Landlord and Tenant may also agree that Tenant will pay certain Operating Costs directly to the provider thereof.

         (d)  Actual Costs:    Within ninety (90) days after the end of each
              ------------
Year, Landlord shall deliver to Tenant a written statement setting forth Tenant's Pro Rata Share of the actual Operating Costs and Taxes during the preceding Year. If the actual Operating Costs or actual Taxes, or both, exceed the estimates for each paid by Tenant during the Year, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement. If the actual Operating Costs or actual Taxes, or both, are less than the amount paid by Tenant to Landlord, then the amount of such overpayment by Tenant shall be, at Landlord's option, credited against any amounts owed by Tenant under this Lease, refunded by check to Tenant, or credited against the next Rent payable by Tenant hereunder. Notwithstanding this
Section 10, the Rent payable by Tenant shall in no event be less than the Rent specified in Section 1(h) hereof.

         (e)  Records and Adjustments:    Each written statement of actual costs
              -----------------------
given by Landlord to Tenant pursuant to Section 10(d) shall be conclusive and binding upon Tenant unless within ninety (90) days after the receipt of such statement Tenant shall notify Landlord in writing that it disputes the correctness of the statement, specifying the particular respects in which the
statement is claimed to be incorrect.   If such disputes shall not have been
settled by agreement, Tenant, within thirty (30) days of receipt of such statement, shall pay Additional Rent in accordance with the statement, without prejudice to Tenant's favor. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of rents resulting from compliance with the statement. Tenant may, within ninety
(90) days after the receipt of such statements, upon thirty (30) days prior notice to Landlord, cause a complete audit to be made of Landlord's records regarding Operating Costs for the prior Year. If the audit discloses that Operating Costs have been over-reported to the extent of five percent (5%) or more on an annual basis for such

Year, Landlord shall pay the reasonable costs of the audit and actual Operating Costs for that Year shall be adjusted accordingly.

         (f)  Personal Property Taxes:    Tenant shall pay all personal property
              -----------------------
taxes with respect to property of Tenant located on the Premises or in the Building. "Property of Tenant" shall include all improvements which are paid for by Tenant and "personal property taxes" shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property.

         (g)  Net Lease:    This Lease shall be a net lease and base Rent shall
              ---------
be paid to Landlord absolutely net of all costs and expenses. The provisions for payment of Tenant's Pro Rata Share of Taxes and Operating Costs are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Section 10(b)(i) and (ii) incurred in connection with ownership and operation of the Building.

         (h)  Contest of Taxes; Substantiation of Taxes:    Landlord shall, if
              -----------------------------------------
Tenant so requests, take all reasonable action necessary to preserve the right to contest any Taxes, including paying them under protest, and shall consult with Tenant, and act in good faith to contest or seek recovery of Taxes if and to the extent such action is reasonable. Any payment of Taxes by Tenant either directly or by way of reimbursement to Landlord pursuant to any provision of this Lease shall be, whenever such Taxes have not been directly assessed against Tenant, subject to appropriate substantiation by Landlord upon the request of Tenant. All costs incurred by Landlord in any such contest, including attorneys' fees and court costs, shall be considered Taxes for purposes of this Lease.

     11. CARE OF PREMISES; ALTERATIONS:    Landlord shall perform all normal
         -----------------------------
maintenance and repairs reasonably determined by Landlord, or as notified by written notice from Tenant, as necessary to maintain the Premises and the Building as a first-class office building; provided that Landlord shall not be required to maintain or repair any property of Tenant or any appliances (such as refrigerators, water heaters, microwave ovens, and the like) which are part of the Premises. Tenant shall take good care of the Premises.

         Tenant shall not make any alterations, additions or improvements which constitute a structural change to the Building or the HVAC system, electrical service or plumbing system ("Alterations") in or to the Premises, or make changes to wiring affecting Building-wide systems ("Changes") without first obtaining the written consent of Landlord (which shall not be unreasonably withheld) and, where appropriate, in accordance with plans and specifications reasonably approved by Landlord. As a condition to its approval, and only if so stated in writing at the time of such approval, Landlord may require Tenant to remove any such Alterations or Changes which are not designed in a normal or standard office configuration upon the expiration or earlier termination of the Term and to restore the Premises to the condition they were in prior to such Alterations or Changes, including restoring any damage resulting from such removal, all at Tenant's expense. Tenant shall reimburse Landlord for any reasonable out-of-pocket sums expended for examination and approval of the architectural and mechanical plans and specifications of the Alterations and Changes (provided that Landlord shall have given Tenant a good faith estimate of such sums in advance) and direct costs reasonably incurred during any inspection or supervision of the Alterations or Changes. All damage or injury done to the Premises or Building by Tenant or by any persons who may be in or upon the Premises or Building with the express or implied consent of Tenant, including but not limited to the cracking or breaking of any glass of windows and doors, shall be paid for by Tenant.

         Tenant may make nonstructural alterations, additions or improvements to the interior of the Premises, including wiring within the Premises, nonstructural partitioning, and painting and redecorating, without the necessity of obtaining Landlord's consent, provided in all such cases (other than cabling, painting or decoration solely within the Premises) Tenant shall give Landlord five (5) business days' prior written notice of such modifications. Any such alterations, additions or improvements shall be installed by Tenant at its sole cost and in compliance with all laws, orders and regulations of any applicable governing body and Tenant at its expense shall furnish to Landlord drawings for such work to enable the Building's record drawings to be updated to reflect such changes.

     12. ACCESS:
         ------

         (a) Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times, on reasonable prior notice, for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Upon reasonable notice, and subject to Tenant's reasonable consent, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease term.

         (b) Tenant currently intends that the Building be limited to Tenant's sole use and therefore Tenant reserves the right to direct Landlord to prohibit public access to or from the Garage through the Building lobby. If Tenant exercises such right, such restriction shall remain effective as long as Tenant occupies (or has the right to occupy and no other party has been given such right) one hundred percent (100%) of the rentable area of the Building, excluding only the retail tenant on the first floor of the Building and any subtenants of Tenant which are suppliers or customers. Upon the request of Tenant, Landlord shall attempt to obtain the right to (i) post signs at appropriate locations in the Garage which direct Garage users to Elliott Avenue and the Bell Street Overpass, and (b) post appropriate signs at Levels P-1 and P-M in the Garage.

     13. DAMAGE OR DESTRUCTION:
         ---------------------

         (a)  Landlord Obligated to Repair:    If the Building or the Premises
              ----------------------------
shall be materially damaged or destroyed by fire or other casualty to the extent that the cost of restoration, as reasonably estimated by Landlord, will be less than fifty percent (50%) of the replacement value of the Building (exclusive of foundations) and Landlord has available insurance proceeds (or a like recovery of funds) with respect thereto, and such damage or destruction can be repaired or replaced under then applicable laws and ordinances, Landlord shall promptly commence and diligently proceed to repair or replace such damage or destruction. If Landlord so repairs or replaces such damage the term of this Lease shall continue, subject, however, to the provisions of Sections 13(c) and (d).

         (b)  Landlord Not Obligated to Repair:    If the Building or the
              --------------------------------
Premises shall be materially damaged or destroyed by fire or other casualty and
Section 13(a) is not applicable, Landlord shall not be obligated to, but may repair or replace such damage. If Landlord elects to repair or replace, and promptly commences and diligently proceeds to do so, the term of this Lease shall continue, subject, however, to the provisions of Sections 13(c) and (d). If Landlord elects not to repair or replace, the term of this Lease shall end with the occurrence of the damage or destruction and rental and other payments owing by Tenant hereunder shall be prorated as of such date.

         (c)  Elections and Determinations:    Landlord shall provide Tenant
              ----------------------------
with written notice of its determination of the extent of the damage and, if Landlord has the option to repair or rebuild, whether or not Landlord will repair or rebuild. Such notice shall be delivered within sixty (60) days after the damage occurs, or as soon thereafter as Landlord determines the availability of insurance proceeds, but in no event later than 120 days after the damage occurs. If Landlord intends to repair or rebuild, the notice shall also include an estimated date for completion of rebuilding. If such date is later two hundred seventy (270) days following the casualty, or if Landlord fails to deliver such notice within the 120 day period specified above, then Tenant at its option may terminate the Lease by providing Landlord with written notice within fifteen (15) days after Tenant's receipt of Landlord's notice or expiration of such 120 day period.

         (d)  Repair Duties:    In any case described in Sections 13(a) or (b)
              -------------
where the damage or destruction to the Premises is being repaired or replaced, Tenant shall repair or replace the Tenant improvements involved to the extent legally permissible, and Landlord and Tenant shall share the expense thereof in the same proportion and same manner as they shared the expenses of the installation of the original Tenant improvements. All rebuilding and repair contemplated by this Section 13 shall be in conformity with this Lease, except Tenant may elect to change the standards and details of the Tenant improvements as it may see fit (so long as the same are not inconsistent with the requirements of Exhibit B), and Tenant shall bear any additional cost resulting from such changes.

         (e)  Abatement of Rent:    During the period between the occurrence of
              -----------------
any loss, damage or destruction referred to in this Section 13 and the completion of repair or reconstruction of such loss or damage, this Lease shall continue in full force and effect (except as provided above), but payment of rent and other charges payable by Tenant hereunder for the space affected by such loss, damage or destruction shall be abated during such period of repair or reconstruction in fair and just proportion to the portion of the Premises for which normal and usual utilization by Tenant is made impractical.

         (f)  Repair or Reconstruction After Loss Which is Not Material:
              ---------------------------------------------------------
Landlord shall be obligated to promptly commence and shall thereafter diligently proceed to repair any damage or destruction to the Building which is not material or is required or elected to be repaired hereunder.

         (g)  Destruction During Last Year of Term:    In case the Building
              ------------------------------------
shall be materially destroyed by fire or other cause at any time during the last twelve months of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within sixty (60) days of the date of such destruction.

         (h)  Tenant Improvements:    Landlord will not carry insurance of any
              -------------------
kind on any improvements paid for by Tenant as provided in Exhibit B or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

     14. WAIVER OF SUBROGATION:    Whether a loss or damage is due to the
         ---------------------
negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for (a) any loss or damage to the real or personal property of either located anywhere in the Building or on the Land, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered by their respective insurance policies; and (b) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which are covered by a business interruption insurance policy or loss of rental income insurance policy held by Landlord or Tenant. Each party shall cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

     15. INDEMNIFICATION:
         ---------------

         (a) Tenant shall indemnify, defend and hold Landlord harmless from and against liabilities, damages, losses, claims, and expenses, including reasonable attorneys fees, arising from any act or negligence of Tenant or its officers, contractors, licensees, agents, employees, clients or customers in or about the Building or Premises or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, clients or customers or other tenants of the Building.

         (b) Landlord shall indemnify, defend and hold Tenant harmless from and against all liabilities, damages, losses, claims, and expenses, including reasonable attorneys' fees arising from any act or negligence of Landlord or its officers, contractors, licensees, agents, employees, clients, or customers in or about the Building or Premises, or arising from any breach or default under this Lease by Landlord. Landlord shall not be liable for any act or neglect of Tenant or any other tenant or occupant of the Building or any third parties. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands or other similar cause in, above, upon or about the Premises or the Building, unless due to the negligence or willful misconduct of Landlord or its officers, contractors, licensees, agents, employees, clients or customers.

     16. INSURANCE:
         ---------

         (a)  Liability Insurance:    Tenant shall, throughout the term of this
              -------------------
Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability (occurrence form) insurance, including contractual liability insuring Tenant's activities upon, in or about the Premises or the Building, against claims of bodily injury or death or property damage or loss with a combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence and Five Million Dollars ($5,000,000) in the aggregate. Landlord and the Building manager shall be named as additional insureds.

         (b)  Property Insurance:    Tenant shall, throughout the term of this
              ------------------
Lease and any renewal thereof, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "All Risk" or "Special" coverage insurance (excluding earthquake and flood) on the Tenant Improvements in an amount not less than ninety percent (90%) of the replacement value thereof with a coinsurance waiver. As used in this Lease, "Tenant's Leasehold Improvements" shall mean any alterations, additions or improvements installed in or about the Premises by or with Landlord's permission or otherwise permitted by this Lease, whether or not the cost thereof was paid for by Tenant.

         (c)  Insurance Policy Requirements:    All insurance required under
              -----------------------------
this Section 16 shall be with companies rated AX or better by A.M. Best or otherwise reasonably approved by Landlord. No insurance policy required under this Section 16 shall be canceled or reduced in coverage except after thirty (30) days prior written notice to Landlord, except after ten (10) days prior written notice to Landlord in the case of non-payment of premium.

         (d)  Certificate of Insurance:    Tenant shall deliver to Landlord
              ------------------------
prior to the Commencement Date, and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and evidencing Landlord and the Building manager as additional insureds thereunder. In no event shall the limits of any insurance policy required under this Section 16 be considered as limiting the liability of Tenant under this Lease.

         (e)  Primary Policies:    All policies required under Section 16(a)
              ----------------
shall be written as primary policies and not contributing to or in excess of any coverage Landlord may choose to maintain.

         (f)  Landlord's Insurance:    Landlord shall procure and maintain
              --------------------
commercial general liability insurance with broad form general liability endorsement covering all claims with respect to injuries or damages to persons or property sustained in, on or about the Building and the appurtenances thereto, including the sidewalks and alleyways adjacent thereto, with limits of liability no less than five million dollars ($5,000,000) combined single limit per occurrence and in the aggregate. Such limits may be achieved through the use of umbrella liability insurance otherwise meeting the requirements of this
Section 16(f). Landlord shall name Tenant as an additional insured under its liability insurance policies to the extent of Landlord's obligation to indemnify Tenant as set forth in this Lease.

              Landlord will procure and maintain physical damage insurance covering all real and personal property, excluding property paid for by tenants and not reimbursed by Landlord or paid for by Landlord for which tenants have reimbursed Landlord, located on or in, or constituting a part of, the Building in an amount equal to at least ninety percent (90%) of replacement value of all such property with a coinsurance waiver. Such insurance shall afford coverage for damages resulting from (i) perils covered by what is commonly referred to as "all risk" coverage insurance (but excluding earthquake and flood), and (ii) boilers and machinery coverage as appropriate for apparatus located in the Building.

         (g)  Deductibles:    All insurance carried by Landlord and Tenant
              -----------
pursuant to this Section 16 shall provide for deductible amounts consistent with standards then customary in the Seattle office building market for the type and amount of coverage.

     17. ASSIGNMENT AND SUBLETTING:
         -------------------------

         (a)  Assignment or Sublease:    Except as set forth in Section 17(c),
              ----------------------
Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease nor sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent. Subject to Section 17(b), below, such consent shall not be unreasonably withheld or delayed, except: (i) Landlord may withhold its consent if in Landlord's reasonable judgment occupancy by any proposed assignee, subtenant, or other transferee (A) is not consistent with the maintenance and operation of a first-class office building due to the nature of the proposed occupant's business or manner of conducting business or its experience or reputation in the community; or (B) is likely to cause disturbance to the normal use and occupancy of the Building; (ii) Landlord may withhold in its absolute and sole discretion consent to any mortgage, hypothecation, pledge, or other encumbrance of any interest in this Lease or the Premises by Tenant or any subtenant; (iii) Landlord may withhold its consent to the extent it deems necessary to comply with any restriction on use of the Premises, the Building, or the Land contained in any applicable laws or in any lease, mortgage, or other agreement or instrument by which the Landlord is bound or to which any of such property is subject.

              No such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. Each request for an assignment or subletting must be accompanied by a Processing Fee of $500 in order to reimburse Landlord for expenses, including attorneys fees, incurred in connection with such request ("Processing Fee"). Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

         (b)  Landlord Right to Terminate Portion of Lease:    If Tenant intends
              --------------------------------------------
to assign this Lease or sublease all or any portion of the Premises for the remainder of the Term of this Lease, Landlord reserves the right to recapture the space and terminate this Lease, or if consent is requested for subletting less than the entire Premises for the remainder of the Term of this Lease, to terminate this Lease with respect to the portion for which such consent is requested, provided that Landlord shall notify Tenant in writing ("Recapture Notice") of its intent to recapture the space within ten business (10) days after receipt of written notification of Tenant's intent to market space for sublease or assignment. If Landlord provides a timely Recapture Notice, Tenant shall have the right within ten business (10) days thereafter to rescind its request for consent, in which case the Recapture Notice shall be null and void and of no further force or effect and Tenant shall have no right to market the space for assignment or sublease hereunder. In addition, upon sublease or assignment, if Landlord has not elected to recapture such space, Tenant shall pay Landlord, as Additional Rent, the amount by which all sums received under the sublease or assignment exceed the total of (i) the Rent and Additional Rent due under this Lease plus (ii) reasonable market rate leasing commissions, legal fees, design fees and tenant improvement costs incurred by Tenant with respect to the sublease or assignment. Tenant shall provide Landlord copies of all sublease or assignment documentation as soon as reasonably possible. Notwithstanding the foregoing, Landlord's ability to recapture any space and to retain any rent received in excess of amounts payable hereunder (as described above) shall not apply in the event Landlord is unable to provide Tenant with adequate expansion space as described in Section 11 of Exhibit C attached hereto.

         (c)  Permitted Transfers:    Notwithstanding anything herein to the
              -------------------
contrary, Landlord hereby consents to an assignment of this Lease, or a subletting of all or part of the Premises, to (i) the parent of Tenant or to a wholly owned subsidiary of Tenant or of such parent, (ii) any corporation in whom or with which Tenant may be merged or consolidated, or (iii) any entity to whom Tenant sells all or substantially all of its assets, provided that in each such instance such entity expressly assumes all of Tenant's obligations hereunder and has a net worth at least equal to the greater of (A) the net worth of Tenant on the date hereof or (B) the net worth of Tenant immediately prior to such assignment or transaction. With respect to the transactions described in Subsections (i) and (ii) above, such net worth may be on a consolidated basis with Tenant's affiliated entity. Landlord also consents to a subletting by Tenant from time to time of portions of the Premises to Tenant's vendors, suppliers and other customers. Landlord acknowledges that Tenant is a publicly owned corporation and that the transfer of all or any portion of the ownership of stock in Tenant shall not be deemed an assignment of this Lease.

         (d)  Assignee Obligations:    As a condition to Landlord's approval,
              --------------------
any potential assignee otherwise approved by Landlord shall assume in writing all obligations of Tenant under this Lease and shall be liable to Landlord for rental and other payments and performance of all terms, covenants and conditions of this Lease.

         (e)  Sublessee Obligations:    Any sublessee shall assume all
              ---------------------
obligations of Tenant as to that portion of the Premises which is subleased.

     18. SIGNS:    Tenant shall not place or in any manner display any sign,
         -----
graphics, or other advertising matter anywhere in or about the Premises or the Building at places visible (either directly or indirectly) from anywhere outside the Premises without first obtaining Landlord's written consent thereto. Provided such sign complies with the requirements set forth on Exhibit G attached hereto, Landlord shall not unreasonably withhold its consent thereto. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby. Landlord shall not unreasonably withhold its consent to normal Tenant signage within the Premises which is consistent in Landlord's opinion with the Building's image and signage and graphics program. Signage other than building standard elevator lobby directory signage is at Tenant's sole expense. If allowed by applicable law, and so long as Tenant leases sixty-two and one half percent (62.5%) or more of the rentable area of the Building: (a) Tenant shall have the right to place its corporate logo (or other corporate "brand") in a visible location on the outside of the Building in one (but not more than one) of the locations depicted on Exhibit G attached hereto, as selected by Tenant; and (b) Tenant shall also be allowed to erect and maintain a monument sign outside the Building. The size, location and design of the monument sign shall be subject to the reasonable approval of Landlord and Tenant.

     19. LIENS AND INSOLVENCY:
         --------------------

         (a)  Liens:    Tenant shall keep its interest in this Lease, the
              -----
Premises, the Land and the Building free from any liens arising out of any work performed and materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies, defends and holds Landlord harmless from any liability from any such lien. In the event any lien is filed against the Building, the Land or the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord and at Tenant's expense, cause such lien to be released of record within ten (10) days or furnish to Landlord a bond, in form and amount and issued by a surety reasonably satisfactory to

Landlord, indemnifying Landlord, the Land and the Building against all liability, costs and expenses, including attorneys fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Premises arising from work done or materials provided to or for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, Tenant and the Premises and neither the Premises, the Building nor the Land nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

         (b)  Insolvency:    If Tenant becomes insolvent or voluntarily or
              ----------
involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant (and not discharged within ninety (90) days with respect to an involuntary proceeding), Landlord at its option may terminate this Lease and Tenant's right of possession under this Lease and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding.

     20. DEFAULT:
         -------

         (a)  Cumulative Remedies:    All rights of Landlord and Tenant herein
              -------------------
enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies provided in this Lease, Landlord and Tenant shall be entitled to restrain by injunction the violation or threatened violation of any of the covenants, agreements or conditions of this Lease.

         (b)  Tenant's Right to Cure:    Tenant shall have a period of three (3)
              ----------------------
business days from the date of written notice from Landlord to Tenant within which to cure any default in the payment of Rent, Additional Rent and other sums due hereunder. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder; provided, however, that with respect to any such default capable of being cured by Tenant which cannot be cured within thirty (30) days, the default shall not be deemed to be uncured if Tenant commences to cure within thirty (30) days and for so long as Tenant is diligently pursuing the cure thereof.

         (c)  Abandonment:    Abandonment shall be defined as an absence from
              -----------
the Premises of thirty (30) days or more while Tenant is in monetary default. Any abandonment by Tenant shall be considered a default with no right to cure, allowing Landlord to re-enter the Premises as hereinafter set forth.

         (d)  Landlord's Reentry:    Upon abandonment or an uncured default of
              ------------------
this Lease by Tenant, Landlord, in addition to any other rights or remedies it may have, at its option, may enter the Premises or any part thereof, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change the Premises, Tenant remaining liable for any deficiency computed as hereinafter set forth. In the case of any default, reentry and/or dispossession all Rent and Additional Rent shall become due thereupon, together with such expenses as Landlord may reasonably incur for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental, together with interest thereon as provided in Section 37(f) hereof, accruing from the date of any such expenditure by Landlord. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant.

         (e)  Reletting the Premises:    At the option of Landlord, rents
              ----------------------
received by Landlord from such reletting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and Additional Rent due hereunder; second, to the payment of any costs and expenses of such reletting and including, but not limited to, attorneys fees, advertising fees and brokerage fees, and to the payment of any repairs, renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of Rent and Additional Rent due and to become due hereunder, and, if after so applying said Rents there is any deficiency in the Rent or Additional Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the dates specified herein. Any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the Rent thereof, and in no event shall Tenant be entitled to receive any excess of net Rents collected over sums payable by Tenant to Landlord hereunder. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach and default. Should Landlord terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the then present value of Rent and Additional Rent reserved in this Lease for the balance of the Term, as it may have been extended, over the then fair market rental value of the Premises for the same period, plus all court costs and attorneys fees incurred by Landlord in the collection of the same.

     21. PRIORITY:    Landlord represents that it will be, no later than the
         --------
commencement of construction (as defined in Section 4(b) above), the sole owner in fee simple of the Air Rights and the Building, and that the Building is not encumbered by or subject to the lien of any mortgage or deed of trust as of the date of this Lease. Tenant agrees that this Lease shall be subordinate to any first mortgage or deed of trust hereafter placed upon the Premises or the Building created by or at the instance of Landlord and to any and all advances to be made thereunder and to interest thereon and all renewals, replacements, or extensions thereof ("Landlord's Mortgage") ; provided, however, that the subordination of this Lease and the estate hereby granted to Landlord's Mortgage shall be upon the condition that the holder of Landlord's Mortgage ("Holder") shall execute and deliver to Tenant, and fully perform and abide by the terms of, an instrument in recordable form and reasonably satisfactory to Tenant ("Nondisturbance Agreement") providing that so long as conditions do not exist entitling Landlord to declare this Lease at an end under the provisions of
Section 20 (including the expiration of all periods to cure):

         (a) This Lease and the estate hereby created shall not be terminated;

         (b) Nether Tenant nor any subtenant or assigns of Tenant shall be joined by the Holder of Landlord's Mortgage in any foreclosure proceedings;

         (c) Tenant's possession or enjoyment of the Premises shall not be interfered with by or in any foreclosure, bankruptcy, reorganization action, sale or other action or proceeding instituted under or in connection with such Landlord's Mortgage, it being the express intention of Landlord, the Holder of Landlord's Mortgage and Tenant that Tenant shall not be disturbed in its possession and use of the Premises under this Lease for any reason other than the termination of this Lease in accordance with its terms; and

         (d) If the interest of Landlord under this Lease shall be transferred, Tenant shall attorn to any such transferee upon such transferee's succession to the interest of Landlord under this Lease and notice to Tenant to that effect, upon and subject to all the terms, covenants and conditions hereof.

         Landlord and Tenant agree that, subject to the execution and delivery of a Nondisturbance Agreement, the provision for the subordination of this Lease and the estate hereby granted to the lien of such Landlord's Mortgage shall be self-operative and no further instrument shall be required to effect such subordination; but Tenant shall, upon request by Landlord, at any time or times
(a) execute and deliver any and all instruments as shall be reasonably required to effect such subordination and (b) execute and deliver any and all further or other instruments that may be reasonably necessary or proper to confirm or evidence such subordination. Without limiting the foregoing, upon request of Landlord, Tenant shall execute, acknowledge and deliver to the Holder of any First Mortgage a Subordination, Attornment and Nondisturbance Agreement in the form attached as Exhibit E hereto.

         Notwithstanding the foregoing, upon demand of such Holder, such Landlord's Mortgage shall be subordinate to this Lease; provided, however, that in such event, notwithstanding such subordination, such Landlord's Mortgage shall be superior to this Lease with respect to (i) the right, claim and lien of the Landlord's Mortgage in, to and upon any award or other compensation for any taking by eminent domain of any part of the Premises or the Building and the right of disposition thereof in accordance with the provisions of the Landlord's Mortgage; and upon any proceeds payable under any policies of fire and rental insurance upon the Premises or the Building and to the right of disposition thereof in accordance with the terms of the Landlord's Mortgage; (ii) any lien, right or judgment which may have arisen at any time under the terms of the Lease; and (iii) such other matters as may be specifically reserved by the Holder of such Landlord's Mortgage in writing in connection with such subordination.

     22. SURRENDER OF POSSESSION:    Subject to the terms of Section 13
         -----------------------
relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved (subject to Tenant's obligation to remove any Alterations or Changes if requested by Landlord at the time of Landlord's initial consent pursuant to Section 11, above), reasonable use and wear and tear excepted.

     23. REMOVAL OF PROPERTY:    Tenant shall remove all of its movable
         -------------------
personal property, telephone, data and computer cabling, and trade fixtures paid for by Tenant which can be removed without damage to the Premises at the expiration or earlier termination of this Lease, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. All other improvements and additions to the Premises shall thereupon become the property of Landlord.

     24. NON-WAIVER:    Waiver by Landlord or Tenant of any term, covenant or
         ----------
condition herein contained or any breach thereof shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of any payment hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the amount so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment.

     25. HOLDOVER:    If Tenant shall, with the written consent of Landlord,
         --------
hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable law. During such tenancy, Tenant agrees to pay to Landlord one hundred thirty-five percent (135%) of the Rent and Additional Rent in effect upon the date of such expiration as stated herein, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent and Additional Rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Section 25 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant shall hold over after the expiration or earlier termination of this Lease without the written consent of Landlord, such occupancy shall be deemed an unlawful detainer of the Premises subject to the applicable laws of the state in which the Building is located and, in addition, Tenant shall be liable for any costs, damages, losses and expenses incurred by Landlord as a result of Tenant's failure to surrender the Premises in accordance with this Lease.

     26. CONDEMNATION:
         ------------

         (a)  Entire Taking:    If all of the Premises or such portions of the
              -------------
Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

         (b)  Constructive Taking of Entire Premises:    In the event of a
              --------------------------------------
taking of a material part of but less than all of the Building, where Landlord or Tenant shall reasonably determine that the remaining portions of the Premises cannot be economically and effectively used by Tenant (whether on account of physical, economic, aesthetic or other reasons), or if, in the opinion of Landlord or Tenant, the Building should be restored in such a way as to alter the Premises materially, Landlord or Tenant shall forward a written notice to the other of such determination not more than sixty (60) days after the date of taking. The term of this Lease shall expire upon such date as such party shall specify in such notice but not earlier than sixty (60) days after the date of such notice.

         (c)  Partial Taking:    In case of taking of a part of the Premises, or
              --------------
a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If a portion of the Premises shall be so taken which renders the remainder of the Premises unsuitable for continued occupancy by Tenant under this Lease, Tenant may terminate this Lease by written notice to Landlord within sixty (60) days after the date of such taking and the term of this Lease shall expire upon such date as Tenant shall specify in such notice not later than sixty (60) days after the date of such notice.

         (d)  Awards and Damages:    Landlord reserves all rights to damages to
              ------------------
the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property and leasehold improvements paid for by Tenant (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

     27. NOTICES:    All notices under this Lease shall be in writing and
         -------
delivered in person or sent by registered or certified mail, or nationally recognized courier (such as Federal Express, DHL, etc.), postage prepaid, to Landlord and to Tenant at the Notice Addresses provided in Section 1(m) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the day which is two (2) business days after the date of such mailing.

     28. COSTS AND ATTORNEYS FEES:    If Tenant or Landlord shall bring any
         ------------------------
action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises, each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

     29. LANDLORD'S LIABILITY:    Anything in this Lease to the contrary
         --------------------
notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and Building (and any proceeds thereof), but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building (and any proceeds thereof), as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners or their respective heirs, legal representatives, successors, and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

     30. ESTOPPEL CERTIFICATES:    Tenant shall, from time to time, upon
         ---------------------
written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement prepared by Landlord stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Tenant accepted the Premises; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying to the extent true: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Landlord have been satisfied; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing claims, defenses or offsets which Tenant has against the enforcement of this Lease by Landlord; and that the security deposit is as stated in the Lease. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or the holder of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten
(10) business days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

     31. TRANSFER OF LANDLORD'S INTEREST:    In the event of any transfers of
         -------------------------------
Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, the transferor shall, upon the transfer of the security deposit (if any), be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to the transferee. Notwithstanding anything to the contrary contained in this Section 31 or elsewhere in this Lease, the obligations of Landlord to complete Landlord's Work, as provided in Section 3(a), and cause the Commencement Date to occur, subject to all other terms and conditions of this Lease, are hereby guaranteed by Wright

Runstad Associates Limited Partnership, a Washington limited partnership ("Guarantor"), and upon any transfer described in this Section 31 the obligations of Guarantor shall continue unmodified and in full force and effect, and the Guarantor shall not be relieved of any such liabilities or obligations by reason of such transfer. Upon fulfillment of the above-described obligations and expiration of the warranty period in Section 3(c) above, Guarantor's obligations hereunder shall terminate.

     32. RIGHT TO PERFORM:    If Tenant shall fail to pay any sum of money,
         ----------------
other than Rent and Additional Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Any sums paid by Landlord hereunder shall be immediately due and payable by Tenant to Landlord and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

         If Landlord defaults in its obligations under this Lease, and such failure shall continue for fifteen (15) days after notice thereof by Tenant (provided such fifteen (15) day period shall be extended if such default is not curable within fifteen (15) days and Landlord commences such cure within fifteen
(15) days and thereafter diligently and continuously pursues such cure), Tenant may, but shall not be obligated so to do, and without waiving or releasing Landlord from any obligations of Landlord, five (5) business days after providing Landlord with a second written notice, if such failure of Landlord to perform continues, make such payment or perform any such other act on Landlord's part to be made or performed as provided in this Lease. Any sums paid by Tenant hereunder, plus interest accrued at the rate set forth in Section 37(f) below, shall be immediately due and payable by Landlord to Tenant, or if Landlord fails to pay such amounts on demand, Tenant may deduct the amount so expended by Tenant from the next due installments of Rent and Additional Rent hereunder.

     33. QUIET ENJOYMENT:    Tenant shall have the right to the peaceable and
         ---------------
quiet use and enjoyment of the Premises, subject to the provisions of this Lease, as long as Tenant is not in default hereunder.

     34. AUTHORITY:    If Tenant is a corporation, limited liability company,
         ---------
limited liability partnership or limited or general partnership, Tenant represents and warrants that the person executing this Lease on Tenant's behalf is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution or consents of all appropriate persons or entities required therefor and in accordance with the formation documents of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. At Landlord's request, Tenant shall, prior to execution of this Lease, deliver to Landlord a copy of a resolution or consent, certified by an appropriate officer, partner or manager of Tenant authorizing or ratifying the execution of this Lease. Landlord represents and warrants that the person executing this Lease on Landlord's behalf is duly authorized to execute and deliver this Lease on behalf of Landlord, in accordance with a duly adopted resolution or consents of all appropriate persons or entities required therefor and in accordance with the formation documents of Landlord, and that this Lease is binding upon Landlord in accordance with its terms.

     35. HAZARDOUS MATERIALS:
         -------------------

         (a)  Tenant Obligations:
              ------------------

              (i) Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Premises or the Building, or any adjacent property, or in any improvements placed on the Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials, except only ordinary and general office supplies typically used in first-class downtown office buildings (including, but not limited to, the presence and use of a diesel generator) and only in such quantities or concentrations as allowed under applicable laws, rules and regulations. As used in this Section, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) pursuant to any statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all such statutes, regulations, rules and ordinances, and if Tenant fails to so comply Landlord may, after reasonable prior notice to Tenant (except in case of emergency) effect such compliance on behalf of Tenant. Tenant shall immediately reimburse Landlord for all costs incurred in effecting such compliance.

              (ii) Tenant agrees to indemnify, defend and hold harmless Landlord against any and all actual losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by Landlord, or asserted in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Section 35, or (ii) the acts of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials on or in the Premises.

         (b)  Landlord Obligations:    Landlord represents to Tenant that, to
              --------------------
the best of Landlord's knowledge, no hazardous waste or materials have been generated, stored or disposed of on, in or under the Premises or the Building other than in compliance with all applicable laws. Landlord will hold Tenant harmless from and defend and indemnify Tenant against any actual costs resulting from any breach of this representation or resulting from the release of hazardous waste or materials on, in or under the Premises or the Building by Landlord or its employees, agents or contractors. Landlord shall not be responsible for any hazardous waste or materials resulting from the acts of other tenants or occupants of the Building or other third parties, or for consequential damages arising from the presence of any hazardous wastes or materials on the Premises or in the Building.

     36. TELECOMMUNICATIONS LINES AND EQUIPMENT:
         --------------------------------------

         (a)  Location of Tenant's Equipment and Landlord Consent:
              ---------------------------------------------------

              (i) Tenant may install, maintain, replace, remove and use communications or computer wires, cables and related devices (collectively, the "Lines") at the Building in or serving the Premises, only with Landlord's prior written consent if such Lines are to be installed in Building conduit or shafts, which consent shall not be unreasonably withheld. Tenant shall locate all
electronic telecommunications equipment within the Premises.   Any request for
consent shall contain detailed plans, drawings and specifications identifying all work to be performed, the time schedule for completion of the work, the identity of the entity that will provide service to the Lines and the identity of the entity that will perform the proposed work (which entity shall be subject to Landlord's reasonable approval). Landlord shall have a reasonable time in which to evaluate the request after it is submitted by Tenant (but if Landlord has not responded in ten (10) days, Landlord shall be deemed to have consented).

              (ii) Landlord may consider the following factors, among others, in making its determination: (A) the experience, qualifications and prior work practice of the proposed contractor and its ability to provide sufficient insurance coverage for its work at the Building; (B) whether or not the proposed work will interfere with the use of any then existing Lines at the Building; (C) whether or not an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Building; (D) a requirement that Tenant remove existing abandoned Lines located in or servicing the Premises, as a condition to permitting the installation of new lines; (E) whether or not Tenant is in default of any of its obligations under this Lease; (F) whether the proposed work or resulting Lines will impose new obligations on Landlord, expose Landlord to liability of any nature or description, increase Landlord's insurance premiums for the Building, create liabilities for which Landlord is unable to obtain insurance protection or imperil Landlord's insurance coverage; (G) whether Tenant's proposed telecommunications service provider is willing to pay reasonable monetary compensation for the use and occupation of the Building; and (H) whether the work or resulting Lines would adversely affect the Land, Building or any space in the Building in any manner.

              (iii) Landlord's approval of, or requirements concerning, the Lines or any equipment related thereto, the plans, specifications or designs related thereto, the contractor or subcontractor, or the work performed hereunder, shall not be deemed a warranty as to the adequacy thereof, and Landlord hereby disclaims any responsibility or liability for the same.

              (iv)  If Landlord consents to Tenant's proposal, Tenant shall
(A) pay all costs in connection therewith (including all costs related to new Lines); (B) comply with all requirements and conditions of this Section; (C) use, maintain and operate the Lines and related equipment in accordance with and subject to all laws governing the Lines and equipment. Tenant shall further insure that (I) Tenant's contractor complies with the provisions of this Section and Landlord's reasonable requirements governing any work performed; (II) Tenant's contractor provides all insurance required by Landlord; (III) any work performed shall comply with all Laws; and (IV) as soon as the work in completed, Tenant shall submit "as-built" drawings to Landlord.

              (v) Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or present a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party), within thirty (30) days after written notice.

              (vi) Notwithstanding anything in the above paragraphs, Tenant shall remove any Lines located in or serving the Premises promptly upon expiration or sooner termination of this Lease.

         (b)  Landlord's Rights: Landlord may (but shall not have the obligation
              -----------------
to), with Tenant's consent (which shall not be unreasonably withheld):

              (i)   install new lines at the Building;

              (ii)  create additional space for Lines at the Building; and

              (iii) direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Building by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines).

         (c)  Indemnification:    In addition to any other indemnification
              ---------------
obligations under this Lease, Tenant shall indemnify, defend and hold harmless Landlord and its employees, agents, officers, and contractors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including reasonable attorneys' fees) arising out of or in any way related to the acts of Tenant, Tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to: (i) any Lines or equipment related thereto serving Tenant in the Building; (ii) any personal injury (including wrongful death) or property damage arising out of or related to any Lines or equipment related thereto serving Tenant in the Building; (iii) any lawsuit brought or threatened, settlement reached, or governmental order, fine or penalty relating to such Lines or equipment related thereto; and (iv) any violations of Laws or demands of governmental authorities which are based upon or in any way related to such Lines or equipment. This indemnification and hold harmless agreement shall survive the termination of this Lease.

         (d)  Limitation of Liability:    Except to the extent arising from the
              -----------------------
negligence or willful misconduct of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (i) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, or replacement, use or removal of Lines by or for other tenants or occupants at the Building, by any failure of the environmental conditions or the power supply for the Building to conform to any requirement of the Lines or any associated equipment, or any other problems associated with any Lines by any other cause; or (ii) any eavesdropping or wire-tapping by unauthorized parties. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages from any Line Problems. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease.

         (e)  Electromagnetic Fields:    If Tenant at any time uses any
              ----------------------
equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, Landlord reserves the right to require Tenant to appropriately insulate the Lines therefor (including riser cables) to prevent such excessive electromagnetic fields or radiation.

     37. GENERAL:

         (a)  Headings:    Titles to Sections of this Lease are not a part of
              --------
this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (b)  Successors and Assigns:    All of the covenants, agreements, terms
              ----------------------
and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective, successors and assigns.

         (c)  Payment of Brokers:    Landlord shall pay Wright Runstad & Company
              ------------------
and Washington Partners the real estate commissions pursuant to the signed brokerage agreements between such brokers and Landlord. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall indemnify and hold Landlord harmless against any liability in respect thereto, including Landlord's attorneys' fees and costs in defense of any such claim.

         (d)  Entire Agreement:    This Lease contains all covenants and
              ----------------
agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

         (e)  Severability:    Any provision of this Lease which shall be held
              ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

         (f)  Overdue Payments:    Tenant acknowledges that a late payment of
              ----------------
Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, but not be limited to, processing and accounting charges, and penalties imposed by terms of any contracts, mortgages or deeds of trust covering the Building. Therefore, in the event Tenant shall fail to pay any Rent, Additional Rent or other sums payable by Tenant under this Lease for seven (7) days after such amount is due, then Tenant shall pay Landlord, as Additional Rent, a late charge ("Late Charge") equal to four percent (4%) of such amount owing, but not in excess of the highest rate permitted by law. In addition to any Late Charges which may be incurred hereunder, any Rent, Additional Rent or other sums payable by Tenant under this Lease which are more than thirty (30) days past due, shall bear interest at a rate equal to fourteen percent (14%) per annum but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment ("Overdue Fee"); provided, however, the minimum Overdue Fee shall be One Hundred Dollars ($100.00).

              In addition, if payments are received by check or draft from Tenant, and two (2) or more of such checks or drafts are dishonored by the bank or other financial institution they were drawn upon in any twelve (12) month period, Landlord may thereafter require all Rent and other payments due hereunder from Tenant to Landlord to be made by bank cashier's or bank certified check or other similar means of payment and Landlord shall not be required to accept any checks or drafts of Tenant which do not comply with such requirements.

         (g)  Force Majeure:    Except for the payment of Rent, Additional Rent
              -------------
and other sums payable by Tenant, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's reasonable control; provided, however, that the time periods set forth in Section 3(d) shall not be so extended.

         (h)  Right to Change Public Spaces:  Landlord shall have the right,
              -----------------------------
without Tenant's consent with respect to changes required by law and otherwise with the reasonable approval of Tenant so long as Tenant leases sixty-two and one-half percent (62.5%) or more of the Building, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building. Nevertheless, in no event shall Landlord diminish any service, change arrangement or location of the elevators serving the Premises, make any change which shall diminish the area of the Premises, make any change which shall interfere with access to the Premises or change the character of the Building from that of a first-class office building. If Tenant does not lease one hundred percent (100%) of the Building (excluding only the retail tenant on the first floor of the Building and any subtenants of Tenant that are suppliers or customers of Tenant), the main Building lobby on the first floor will become a common Building lobby, as will lobbies and corridors on floors with other tenants, and Landlord reserves the right to make such changes as may be reasonably necessary in such event. A floor plan of the main Building lobby, should Tenant lease less than one hundred percent (100)% of the Building (excluding only the retail tenant on the first floor of the Building and any subtenants of Tenant that are suppliers or customers of Tenant), is attached as Exhibit J hereto.

         (i)  Governing Law:    This Lease shall be governed by and construed in
              -------------
accordance with the laws of the State of Washington.

         (j)  Building Directory:    Landlord shall maintain in the lobby of
              ------------------
Building a directory which shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building.

         (k)  Building Name    The Building shall be known by such name as
              --------------
Landlord and Tenant shall mutually agree from time to time, provided that the name of the Building shall contain the word "Visio" (or any successor name used by Tenant), and further provided that Tenant's rights under this Section 37 (k) shall remain in effect only so long as Tenant leases at least sixty-two and one-half percent (62.5%) of the rentable area of the Building.

         (l)  Consents and Approvals; Certifications    Whenever by the terms of
              --------------------------------------
this Lease the consent or approval of Landlord or Tenant is specifically required, such consent or approval shall not be unreasonably withheld or delayed except to the extent otherwise specifically provided herein. If either party wishes to withhold any such consent or approval, such party shall promptly notify the other party in writing specifying the reasons for withholding the same. Any certificate or certification required hereunder shall be signed by a duly authorized representative of the party making it and shall set forth the information required hereunder with respect to such certificate, and the party for whom it is made hereby warrants that the information given in each such certificate will be complete and accurate in every material respect when given.

         (m)  Memorandum of Lease   Upon the request of either party, Landlord
              -------------------
and Tenant will execute and deliver, in recordable form, a memorandum or short form of this Lease, and either Landlord or Tenant, at their respective options, may record such memorandum or short form of this Lease.

         IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

     TENANT:      VISIO CORPORATION, a Washington corporation


                  By ______________________________________________
                     Steve M. Gordon, CFO and Senior Vice-President of Finance and Operations



     LANDLORD:    WRC TRADE CENTER LLC, a Washington limited liability company
                  By:  WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a
                       Washington limited partnership, its sole member

                       By:  WRIGHT RUNSTAD & COMPANY, a Washington
                            corporation, its general partner


                            By: ___________________________________
                                  H. Jon Runstad, Chairman and CEO

     GUARANTOR:   WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a Washington
                  limited partnership

                  By: WRIGHT RUNSTAD & COMPANY, a Washington corporation, its general partner



                       By: ________________________________________
                               H. Jon Runstad, Chairman and CEO

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

       THIS IS TO CERTIFY that on this 9th day of January 1998, before me, the undersigned, a notary public in and for the state aforesaid, duly commissioned and sworn, personally appeared Steve M. Gordon, to me known to be the CFO and Senior Vice-President of finance and Operations of VISIO CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

       WITNESS my hand and official seal the day and year in this certificate first above written.

                     Signature__________________________________________________
                     Printed Name_______________________________________________
                     Notary public in and for the state of Washington residing at________________________________________________
                     My appointment expires_____________________________________

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

       THIS IS TO CERTIFY that on this 9th day of January, 1998, before me, the undersigned, a notary public in and for the state aforesaid, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be the Chairman and CEO of WRIGHT RUNSTAD & COMPANY, the corporation that executed the within and foregoing instrument on behalf of and as general partner for WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP which in turn was acting on behalf of and as the sole member and manager of WRC TRADE CENTER LLC, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, partnership and limited liability company respectively for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

       WITNESS my hand and official seal the day and year in this certificate first above written.

                     Signature__________________________________________________
                     Printed Name_______________________________________________
                     Notary public in and for the state of Washington residing at________________________________________________
                     My appointment expires_____________________________________

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

       THIS IS TO CERTIFY that on this 9th day of January, 1998, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be the Chairman and CEO of WRIGHT RUNSTAD & COMPANY, the corporation that executed the within and foregoing instrument on behalf of and as general partner for WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and limited partnership respectively for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

       WITNESS my hand and official seal the day and year in this certificate first above written.

                     Signature__________________________________________________
                     Printed Name_______________________________________________
                     Notary public in and for the state of Washington residing at________________________________________________
                     My appointment expires_____________________________________

                                   EXHIBIT B
                                       TO
                    WORLD TRADE CENTER EAST OFFICE BUILDING
                                LEASE AGREEMENT
                            TENANT IMPROVEMENTS FOR
                               VISIO CORPORATION
                                JANUARY 9, 1998



      I.    IMPROVEMENTS PROVIDED BY LANDLORD:    Landlord agrees to provide
improvements to the Building and the Premises pursuant to the attached Exhibit D, Base Building Specifications, and the plans and specifications identified on Exhibit B-1.


      II.   IMPROVEMENTS BY TENANT/REIMBURSEMENT BY LANDLORD:    Design and
construction of all improvements in the Premises beyond those listed in Exhibits D and B-1 shall be provided at Tenant's expense. Landlord shall pay the cost of such additional improvements up to an amount equal to $35.00 per rentable square foot leased by Tenant ("Allowance").

            Landlord shall expedite all permits and government approvals and assume specific responsibility for delivery of the Premises as defined in the Lease and this Exhibit B, provided Tenant shall have met the drawing delivery dates herein and, unless the general contractor engaged by Landlord to construct the shell and core of the Building ("General Contractor") is chosen to construct the Initial Tenant Improvements pursuant to Section V(A) below, Landlord shall manage the bidding of tenant improvements to at least three (3) firms acceptable to Tenant, one of which shall be Foushee and Associates, Inc. and one of which will be the General Contractor. The contractor selected by Tenant to construct the Tenant Improvements shall be hereinafter known as the "Tenant Improvement Contractor". In addition, Tenant shall have the right to select its own subcontractors or service providers to perform the work listed below. These subcontractors shall work under the direction of the Tenant Improvement
Contractor:

      a)    Telecommunications
      b)    Data Systems and Cabling
      c) Security--The security system shall be discussed in the context of the planned building security system.
      d)    Audio Visual
      e)    Food Service


      III.  BUILDING STANDARD IMPROVEMENTS:    Landlord and Tenant shall
mutually agree upon Building Standard details for lighting, window coverings; doors; relites; hardware and ceiling treatment. Building Standards shall be equal in quality to tenant improvement standards established for the Second & Seneca Building.

            Tenant shall use Building Standard heating, ventilating and air conditioning distribution and controls.

      IV. DESIGN OF TENANT IMPROVEMENTS: Tenant, at Tenant's cost and with the approval of Landlord, has retained Marvin Yamaguchi ("Tenant's Office Planner") to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section IV(B) of this Exhibit B for construction of the tenant improvements in Tenant's area. All Tenant's Plans shall be subject to approval of Landlord (not to be unreasonably withheld or delayed) in accordance with
Section IV(C) of this Exhibit B, and Landlord agrees to respond in writing with approval or comments within five (5) business days after receipt of each component of Tenant's Plans.

            Tenant's Office Planner shall ensure that the work shown on Tenant's Plans is compatible with the basic Building Plans and that necessary basic Building modifications are included in Tenant's Plans. Such modifications shall be subject to Landlord approval. In the event that any of Tenant's design requirements impact the shell and core design, so long as any shell and core changes can be incorporated into the shell and core documents prior to document completion at no cost to Landlord, then these changes to the shell and core documents shall be included and Tenant shall not be required to pay for these changes to the documents.

            If such changes are made subsequent to completion of the shell and core documents or Landlord's Architect reasonably charges Landlord for such changes, then such modifications shall be subject to Landlord's approval and the cost of the changes to the documents shall be paid by Tenant.

            Any changes requested to the shell and core design by Tenant which increase the cost of the shell and core construction shall, subject to the process described in Section V(C) below, be paid by Tenant.

            On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant Plans with respect to the Tenant Improvements in the Initial Premises and in any other portion of the Premises constructed at the same time as those in the Initial Premises:

            A.  BASIC PLANS DELIVERY DATE:     February 18, 1998 .

                The Basic Plans due on this date shall be signed by Tenant and include:

                Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

            B.  WORKING DRAWINGS DELIVERY DATE:     April 1, 1998 .

                On this date and at Tenant's expense, Tenant's Office Planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar or CADD System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section IV(A) above plus the following additional information:

                (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the phone system to be used and the power requirements, size, and location of its processing equipment.

                (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

                (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

            The Allowance shall be applied to the cost of the engineers retained by Tenant's Office Planner preparing plumbing (Holiday Parks), electrical (Evergreen Electrical), heating, air conditioning (Holiday Parks) and structural plans (KPFF) (Engineering Drawings) for Tenant's improvements based on the signed Working Drawings. The Allowance shall also be applied to any necessary review of the Engineering Drawings by Landlord's shell and core engineer (Coffman Engineers, Inc.).

            C.  FINAL PLANS REVIEW DATE:      April 24, 1998.

                On this date, Tenant's Office Planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section IV(B) above, plus the following additional information:

                (1) Millwork Details: These drawings shall be in final form with Tenant's Office Planner's title block along the right border of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

                (2) Keying Schedules and Hardware Information: This information shall be in final form and include a preliminary Keying Schedule indicating which doors are locked, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided. The final keying schedule will be completed by October 1, 1998.

                (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

                (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

            D.  FINAL PLANS DELIVERY DATE:      May 1, 1998.

                The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in Section

IV(C) above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate or submit Engineering Drawings with Tenant's Final Plans for transmittal to the General Contractor.

                Tenant shall be responsible for delays and additional costs in completion of the Tenant Improvements incurred as a result of changes made to any of Tenant's Plans after the specified Plan Delivery Date, delays caused by Tenant's failure to comply with the Plan Delivery Dates, Tenant's failure to provide adequate specifications or information for the completion of Tenant's Plans, or by delays caused by Tenant's specification of special materials; but only to the extent any of the foregoing delays or prevents critical path work or adversely affects completion.


      V.    CONSTRUCTION OF TENANT IMPROVEMENTS

            A.  AUTHORIZATION TO PROCEED.    Upon completion of Tenant's Final
Plans, the Final Plans will be submitted to General Contractor, for pricing. General Contractor shall have three (3) weeks to provide their bid proposal with respect to completion of the Initial Tenant Improvement Work pursuant to the Final Plans, and if Tenant, Landlord and General Contractor have not agreed on hiring General Contractor within two (2) weeks after receipt of General Contractor's bid, then the work contemplated in Tenant's Final Plans shall go out to bid as described in Article II above. The final construction contract to be entered into between Landlord and the Tenant Improvement Contractor (including, but not limited to, the guaranteed maximum price to be contained therein) shall also be subject to Tenant's review and approval, such approval not to be unreasonably withheld. If the General Contractor is not selected as the Tenant Improvement Contractor, Landlord shall entertain bids from the three
(3) firms and Landlord and Tenant shall review all pricing documentation received from the bidding tenant improvement contractors, including sub bids, quantities, and unit prices. Within ten (10) days of receipt of such prices and prior to execution of the Initial Tenant Improvements construction contract, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans and naming the Tenant Improvement Contractor. Tenant may in such authorization delete any or all items of extra cost; however if the General Contractor is selected, then if Landlord deems these changes to be extensive, at its option, Landlord may within three (3) business days of Tenant's written authorization refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed and if Landlord's contractor is selected, then Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises and as provided in Section 3(c) of the Lease.

            B.  PAYMENTS.    Refer to Section 3(b) from the body of the Lease.

            C.  FINAL PLANS AND MODIFICATIONS.    If Tenant shall request any
change after the Final Plans are submitted, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information, Landlord shall give Tenant within five
(5) business days a written price for the cost of engineering design services and an estimate of construction costs to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing within five (5) business days, Tenant shall within five (5) business days have such Final Plans changes made to engineering drawings and Tenant shall have changes made to other Final Plan design documents. Within three (3) business days after completion of such changes in the Final Plans, Landlord shall provide Tenant a written breakdown of the final costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion and any impact such changes shall have on the schedule. The cost for such changes, whether chargeable or credited to Tenant, shall include the following Landlord coordination fee: for changes up to Five Thousand Dollars ($5,000), seven percent (7%); for changes up to Ten Thousand Dollars ($10,000), five percent (5%); and for changes exceeding Ten Thousand Dollars ($10,000), three percent (3%). If Tenant wishes to proceed with such changes, Tenant shall within five (5) business days so notify Landlord in writing. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(c) of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

            D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with the Initial Tenant Improvements on the Premises by Tenant or Tenant's contractor:

                (1) Such work shall proceed upon Landlord's written approval (not to be unreasonably withheld) of (i) Tenant's contractor, (ii) general liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, which insurance shall not be required to exceed levels carried by General Contractor, (iii) detailed plans and specifications for such work, and (iv) amount of general conditions directly attributable to work performed by Tenant's contractor and approved in advance by Tenant to be paid by Tenant to Landlord for the services still provided by General Contractor or Tenant Improvement Contractor.

                (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

                (3) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed, unless otherwise agreed to in writing by Landlord.

                (4) All work by Tenant or Tenant's contractor shall be scheduled through Landlord or, with Landlord's approval, directly with the General Contractor or Tenant Improvement Contractor. Landlord shall make best efforts to accommodate work by Tenant or Tenant's contractor during times requested.

                (5) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with the General Contractor or the Tenant Improvement Contractor and shall pay such reasonable charges for such services as may be charged by the General Contractor or the Tenant Improvement Contractor. This will be included in the general conditions of Subsection
(1)(iv) above.

                (6) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up. Tenant shall receive notice from Landlord and a reasonable opportunity to cure damages prior to Landlord undertaking corrective action.

                (7) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and the General Contractor or the Tenant Improvement Contractor for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractor or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

                (8) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non- responsibility for the work being performed therein.

            E. TENANT'S ENTRY TO PREMISES. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in
Section 3(a) of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent and Additional Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, Office Planner, licensees, agents, servants, employees, guests, invitees, or visitors. Landlord will make reasonable efforts to accommodate Tenant's request for access to the Premises at all times. Tenant will supply Landlord with a pre-approved list of individuals who will be allowed to have access to the Premises prior to the Commencement Date.

            F. TENANT'S TELEPHONE AND COMPUTER/DATA SERVICE. Tenant is responsible for Tenant's telephone service, computer and data service, obtaining any applicable permits, and related cabling. Tenant shall select and coordinate installation of such communication and information systems with the Landlord pursuant to Section 36 of the Lease and item V(D)(4) of this Exhibit B.
Landlord shall provide basic telephone service to the Building terminating in the Main Telephone Room at the PM Garage Level.

                                   EXHIBIT C

                    ADDENDUM TO THE LEASE AGREEMENT BETWEEN

                       WRC TRADE CENTER LLC ("LANDLORD")

                                      AND

                         VISIO CORPORATION ("TENANT")

                            DATED  JANUARY 9, 1998

     1.    Tenant's Premises and Pro Rata Share.
           -------------------------------------

           (a) The rentable area of the Premises is:

               Floor           Net Rentable Square Feet
               -----           ------------------------
                1                       26,009
                2                       31,991
                3                       33,341
                4                       31,225
                5                       31,225
                6                       30,136
                                       -------
              TOTAL                    183,927
                                       =======

           (b) Recalculation:    The total floor area of the Premises with
               -------------
respect to which Tenant shall pay rent shall be the "net rentable area" of space included in the Premises, determined from the Final Plans. Tenant's net rentable area of the Premises presented in Section 1(c) of the Lease and Section 1 of this Exhibit C shall be recalculated by Landlord and amended in this Lease to accurately reflect the net rentable square footage comprising the Premises as soon as Final Plans for the Tenant's Premises are completed. Such recalculation shall be completed no later than thirty (30) days after completion of Final Plans. Any dispute regarding such recalculation shall be resolved by arbitration under Section 9 of this Exhibit C.

     2.    Rent.
           ----

           (a) Rent commencement schedule:    Tenant shall pay Rent and
               --------------------------
Additional Rent commencing upon the Commencement Date with respect to the portions of the Premises noted in the Take-Down Schedule below (each such portion of the Premises after the Initial Premises being sometimes hereinafter referred to as a "Stage"), but in no event shall a Stage be taken down later than the dates as noted unless Tenant is unable to occupy such space by such date as a result of Landlord Delay. If Tenant occupies a Stage for normal business purposes prior to the dates set forth below with respect to such Stage, Rent and Additional Rent shall commence on the date of such occupancy, provided, however that neither Rent nor Additional Rent shall commence on any part of the Premises, including the Initial Premises, prior to January 1, 1999. The initial Rent rate shall be $18.75 per net rentable square foot per year. On the fifth
(5th) anniversary of the Commencement Date, the Rent for the entire Premises shall increase to $20.75 per net rentable square foot per year.

           Take-Down Schedule:
           ------------------


--------------------------------------------------------------------------------------------------------
PORTION OF PREMISES/STAGE                                   TAKE-DOWN DATE
--------------------------------------------------------------------------------------------------------
Initial Premises: One half of Floor 1, one-half of Floor    Commencement Date, but no earlier than
3, all of Floors 4, 5 and 6                                 January 1, 1999
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Balance of Floor 1                                          No later than seven months after the
                                                            Commencement Date (anticipated to be August
                                                            1, 1999)
--------------------------------------------------------------------------------------------------------
Balance of Floor 3                                          No later than ten months after the
                                                            Commencement Date (anticipated to be
                                                            November 1, 1999)
--------------------------------------------------------------------------------------------------------
One-half of Floor 2                                         No later than twelve months after the
                                                            Commencement Date (anticipated to be
                                                            January 1, 2000)
--------------------------------------------------------------------------------------------------------
Balance of Floor 2                                          No later than fourteen months after the
                                                            Commencement Date (anticipated to be March
                                                            1, 2000)
--------------------------------------------------------------------------------------------------------

           (b) Tenant may elect to change the above order in which it leases the Stages of the Premises (space taken after the Initial Premises), provided (i) Tenant gives Landlord written notice of such change, along with the final plans for the improvements in such Stage, no later than the date ninety (90) days prior to Tenant's scheduled occupancy date for such Stage; and (ii) the amount of rentable area upon which the Commencement Date shall first become effective, as set forth in the above schedule, shall not be reduced by any such change.

           (c) If Tenant occupies for normal business operations a portion of a Stage prior to the outside date by which Rent and Additional Rent shall commence on such Stage, Rent and Additional Rent shall then commence on the entire Stage in which Tenant has commenced its business operations, and not merely on the space so occupied by Tenant.

           (d) The service areas described in Section 3(b) of the Lease must be located on Floors other than Floor 2 of the Building. Tenant shall pay Rent and Additional Rent on such service areas in the same proportion to the non-service areas in the Building on which Tenant is then paying Rent and Additional Rent. If Tenant later occupies for normal business operations, and thus pays Rent and Additional Rent, on greater areas of the Building, Tenant shall simultaneously begin to pay Rent and Additional Rent on the same proportionate area of such service areas.

           (e) The lease rate for the Building is based on an estimate of shell and core construction costs and sales tax totaling $74.58 per square foot of net rentable space. The line item components of such estimated costs are set forth on Exhibit H attached hereto. The lease rate will be adjusted downward (but not upward) by no more than $0.25 per square foot per annum based on the difference between this estimate and the actual costs, if less. The actual costs shall assume no reduction for the sales tax credit described in Subsection (f) below. This lease rate adjustment will be calculated at an 11% rate. Therefore, every $1.00 per square foot reduction in actual versus estimated costs will reduce the lease rate by $0.11 per square foot per annum for the 10 year term of the Lease. This calculation will be made no later than thirty (30) days after Landlord's receipt of a final billing from the contractor constructing the shell and core of the Building.

           (f) In addition, the lease rate may be reduced by the High Technology Sales/Use Tax Deferral that Tenant and Landlord may receive from the Washington State Department of Revenue. Landlord and Tenant shall apply for the tax deferral as soon as practicable and shall diligently pursue obtaining the deferral. The reduction in the rental rate will be spread over the first eight
(8) years of the Term to reflect one hundred percent (100%) of the tax credits and deferrals realized by Landlord pursuant to the new legislation (RCW 82.63). The aggregate amount of such credit shall be divided by 96 (eight years times twelve months per year) and the quotient shall be the amount of the credit in monthly rent attributable to this tax deferral (the "Tax Credit"). Tenant shall initially pay the Rent without deduction for the Tax Credit, and upon receipt of such payments Landlord shall deposit the Tax Credit into a separate interest-bearing account (with interest accruing to the benefit of Tenant, subject to the terms of this Subsection (f)), until the balance in such account, including accrued interest, equals the amount of such tax deferral that would have to be repaid to the Washington State Department of Revenue at that time if the tax deferral were terminated. Once the balance of that account equals the repayment obligation, Tenant may deduct the full Tax Credit from monthly Rent, and Landlord shall release to Tenant all amounts in that account in excess of then current repayment obligation until the balance of that account is reduced to zero. Landlord's obligations under this Section 2(f) and Tenant's ability to benefit from the Tax Credit are expressly conditioned on Tenant continuing to comply with the requirements imposed on a tenant of the tax deferral law, and Tenant hereby so covenants to comply with that law. Tenant shall be entitled to only one reduction (without double counting under Sections 2(e) and 2(f)) for this sales/use tax reduction. This calculation will be made no later than thirty (30) days after Landlord has received both a final billing from the contractor constructing the shell and core of the Building and a determination of qualification for such credit from the Washington Department of Revenue.

           (g) The final determination of the rental rate shall be confirmed by Landlord and Tenant in writing on the later of 60 days following initial occupancy of the Building or 30 days after Landlord has received a final billing from the contractor constructing the shell and core of the Building. At such time, the parties shall also confirm in writing the Commencement Date and Expiration Date of the initial term of this Lease.

           (h) References to "one-half" of a floor in the above schedule shall be based on the net rentable area of such Floor, as set forth in Section 1(a) of this Exhibit C.

     3.    Option to Extend the Term of the Lease.  Tenant shall have the
           --------------------------------------
right, to be exercised as hereinafter provided, to extend the term of this Lease ("Extension Options") for the entire portion of the Premises then occupied by Tenant (excluding subleased and assigned space) for two (2) periods of five (5) years each (the "First Extended Term" and "Second Extended Term," respectively, and each an "Extended Term") from the Expiration Date specified in Section 1(g) of this Lease. If Tenant exercises its renewal option, Landlord and Tenant shall execute and deliver an amendment to the Lease under the same terms and conditions as this Lease, provided that:

           (a) For the purposes of this Section 3, "same terms and conditions" shall not be construed to include free rent, costs of tenant improvements, leasing commissions, options to expand, renew or extend (except that during the First Extended Term Tenant shall still be entitled to exercise the Second Extended Term) or any other concessions related to the initial occupancy of the Premises (including without limitation the Rent credits for reduced Building construction costs and the Tax Credit).

           (b) Tenant shall not at the time the option notice is delivered to Landlord or at the commencement of the applicable Extended Term be in default (beyond applicable notice and cure periods) in the performance of any term, covenant, or condition herein contained.

           (c) The Rent for the Extended Term(s) shall be the Fair Market Renewal Rate, defined hereafter. "Fair Market Renewal Rate" shall mean the projected net fair market rental rate at the commencement of the Extended Term for renewal lease space in the Building or in comparable first-class office buildings of similar size and stature, comparably located, for a comparable term, taking into consideration all relevant factors (including, without limitation, age, physical condition, total square footage, quality of construction, services included, but excluding consideration of Tenant improvements in the Initial Premises to the extent the cost thereof exceeded $35 per net rentable square foot), provided, however, that such rate shall not be less than the net rental rate for the last year of the term immediately preceding the Extended Term. When considering comparable rents, appropriate adjustment shall be made for the fact that the Rent is net of all Operating Costs and Taxes.

           (d) On the effective date of the First Extended Term, Landlord will provide a refurbishment allowance of Seven Dollars ($7.00) per rentable square foot leased by Tenant. This allowance shall not be considered when determining the Fair Market Renewal Rate in Subsection (c) above.

           (e) Tenant shall exercise any Extension Option by written notice to Landlord no later than eighteen (18) months prior to expiration of the then current Lease term. If Tenant does not so exercise an Extension Option, the Lease shall expire on the Expiration Date specified in the then current lease.

           (f) Landlord and Tenant shall attempt to reach agreement as to the Fair Market Renewal Rate at least one hundred twenty (120) days prior to the commencement of the applicable Extended Term, and failing to reach such agreement, the Fair Market Renewal Rate shall be determined as follows:

           Within fifteen (15) days after the expiration of the above-mentioned one hundred twenty (120) day period, Landlord and Tenant shall each identify an impartial person to act as a valuation expert and notify the other thereof. The expert specified in each such notice must be a commercial real estate professional conducting business in Seattle, Washington and having not less than ten (10) years' active experience as a real estate professional in the downtown office leasing market in Seattle, Washington. If either party fails to appoint an expert within such fifteen (15) day period, then the determination of the expert first appointed shall be final, conclusive and binding on both parties.

           The named experts shall together determine the Fair Market Renewal Rate. If the experts fail to agree on the Fair Market Renewal Rate within thirty (30) days of their appointment and the difference in their conclusions about Fair Market Renewal Rate is ten percent (10%) or less of the lower of the two determinations, Fair Market Renewal Rate shall be the average of the two determinations.

           If the two experts fail to agree on Fair Market Renewal Rate and the difference between the two determinations exceeds ten percent (10%) of the lower of the two determinations, then the experts shall appoint a third expert, similarly impartial and qualified, to determine the Fair Market Renewal Rate. Such third expert shall determine the Fair Market Renewal Rate within thirty (30) days of his or her appointment, and the average of the determinations of the two closest experts is final, conclusive and binding on Landlord and Tenant. Landlord and Tenant shall each execute and deliver an agreement confirming annual rent for the Extended Term.

           Landlord and Tenant shall each pay the fees of any expert appointed by Landlord and Tenant, respectively, and Landlord and Tenant shall each pay one-half (1/2) of the fees of the third expert, if any.

     4.    Expansion into the Balance of Space in the Building.    Tenant shall
           ---------------------------------------------------
expand into the balance of the space in the World Trade Center East Office Building upon the same terms and at the same rental rate as Tenant is then paying for its initial space, pursuant to the schedule in Section 2 of this Exhibit C. The expansion space shall become part of the Premises on the Take-Down Date in such schedule (or earlier if occupied by Tenant for normal business operations) subject to all the terms and conditions of this Lease including Expiration Date, and the options to extend the term of the Lease. Landlord shall provide the Tenant Allowance for the expansion space as specified in Section 3(b) of the Lease and Exhibit B, Section II. Tenant shall arrange by separate contract, either with Landlord or with a separate contractor, to construct the tenant improvements in such space.

     5.    Additional Expansion.    Landlord shall use its commercially
           --------------------
reasonable best efforts to provide additional expansion space in the Art Institute Building or other nearby properties as requested by Tenant.

     6.    Transit.    Recognizing that current Metro transit service to the
           -------
World Trade Center site is inadequate, Landlord shall work with appropriate agencies and government officials and shall use its best efforts to ensure improved service sufficient to reasonably meet the commuting needs of Tenant's employees. Any costs to provide for special transit services requested and approved by Tenant shall be paid for by Tenant.

     7.    Storage Space.    Upon Tenant's request, Landlord shall provide upon
           -------------
Tenant's occupancy (or later, at Tenant's election) approximately 2,000 square feet of storage space in the Garage. Rent for such storage space for the initial term of the Lease shall be ten dollars ($10.00) per square foot per year, payable monthly on or before the first day of each month, and shall be increased annually by the same percentage increase during such year in the Consumer Price Index (United States City Average for All Urban Consumers) - All Items (1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics. The most recently published index as of any comparison date shall be used. Landlord shall have storage spaces made available in the Garage in the locations identified on Exhibit K attached hereto.

     8.    Satellite Dish/Antenna:    Tenant shall have the right to install one
           ----------------------
or more satellite dishes and/or antennas on the Building. Exhibit I sets forth current market rates for rooftop license agreements. Tenant shall be charged for the use of the rooftop as follows: the first antennae shall be without charge; the charge for the second antennae shall be two hundred dollars ($200) per month, and the charge for the third, fourth and fifth antennas shall be at seventy-five percent of then market rates. The foregoing rates shall apply only to Type 1,2 or 3 antennas, as described in Exhibit I. Charges for other Types of antennas, or for Type 1,2 or 3 antennas in excess of five (5), shall be at full market rates. A separate license agreement, in a form to be mutually agreed upon by Landlord and Tenant, shall be required for each such antennae. In addition, Landlord shall install a reasonable number of cabling sleeves from office floors to rooftop at no charge.

     9.    Arbitration for Construction Matters.
           ------------------------------------

           (a)  Applicability; Joinder; Statute of Limitations.  All disputes,
                ----------------------------------------------
controversies and claims arising out of or relating to the construction of the Tenant Improvements in the Initial Premises shall be settled by expedited mandatory arbitration as set forth in this Section 9. All statutes of limitations which would otherwise be applicable and any limitations upon claims set forth in this Agreement shall apply to any arbitration proceeding under this
Section 9.

           (b)  Notice of Demand.  Either party may demand arbitration by
                ----------------
notifying the other party in writing in accordance with the notice provisions of
Section 9. The notice shall describe the reasons for such demand, the amount involved, if any, and the particular remedy sought. The notice shall also list the name of one arbitrator qualified in accordance with subsection (d).

           (c)  Response.  The party that has not demanded arbitration shall
                --------
respond to the notice of demand within five (5) calendar days of receipt of such
                                       --------
notice by delivering a written response in accordance with the notice provisions of Section 9. The response shall list the name of a second arbitrator qualified in accordance with Subsection (d). The response shall also describe counterclaims, if any, the amount involved, and the particular remedy sought. If a party fails to respond timely to the notice of demand, the arbitrator selected by the party making such demand under Subsection (b) shall resolve the dispute, controversy or claim within seven (7) calendar days of the deadline for response.

           (d)  Qualified Arbitrator.  Any arbitrator selected in accordance
                --------------------
with Subsections (b) and (c) shall be any natural person not employed by either of the parties or any parent or affiliated partnership, corporation or other enterprise thereof, who shall also be a construction professional with at least ten (10) years experience in the downtown Seattle real estate market.

           (e)  Appointment of Third Arbitrator.  If a party responds timely
                -------------------------------
to a notice of demand for expedited arbitration under Subsection (c), the two arbitrators shall appoint a third arbitrator who shall be qualified in accordance with subsection (d). Such third arbitrator shall be appointed within seven (7) calendar days of receipt by the party demanding arbitration of notice of response provided for under Subsection (c). If the two arbitrators fail to timely appoint a third arbitrator, the third arbitrator shall be appointed by the parties if they can agree within a period of five (5) calendar days. If the parties cannot timely agree, then either party may request the appointment of such third arbitrator by the Presiding Judge of the Superior Court of King County, Washington; provided that the other party shall not raise any question as to the court's full power and jurisdiction to entertain such application and to make such appointment.

           (f)  Arbitration Hearing; Discovery; Venue.  The arbitration hearing
                -------------------------------------
shall commence within five (5) calendar days of appointment of the third arbitrator as described in Subsection (e). The hearing shall in no event last longer than two (2) calendar days. There shall be no discovery or dispositive motion practice (such as motions for summary judgment or to dismiss or the like) except as may be permitted by the arbitrators; and any such discovery or dispositive motion practice permitted by the arbitrators shall not in any way conflict with the time limits contained herein. The arbitrators shall not be bound by any rules of civil procedure or evidence, but rather shall consider such writings and oral presentations as reasonable business persons would use in the conduct of their day to day affairs, and may require the parties to submit some or all of their case by written declaration or such other manner of presentation as the arbitrators may determine to be appropriate. It is the intention of the parties to limit live testimony and cross examination to the extent absolutely necessary to insure a fair hearing to the parties on significant and material issues. Venue of any arbitration hearing conduct pursuant to this agreement shall be in Seattle, Washington. It is also the intention of the parties that any such arbitration shall not interfere with the continued construction of the Tenant Improvements, and unless the dispute in question makes it impossible for such construction to continue, the pending arbitration shall not affect such construction schedule.

           (g)  Decision.  The arbitrators' decision shall be made in no event
                --------
later than seven (7) calendar days of the commencement of the arbitration hearing described in Subsection (f). If three (3) arbitrators are appointed, a majority decision shall prevail. The award shall be final and judgment may be entered in any court having jurisdiction thereof. The arbitrators may award specific performance of this Agreement. The arbitrators may also require remedial measures as part of any award. The arbitrators may award attorneys' fees and costs to the more prevailing party.

     10.   Retail Tenant.  Landlord shall use its commercially reasonable best
           -------------
efforts to place a food service provider in the retail space on the first floor of the Building. If Landlord is unable to place a food service provider in such space, Tenant shall have reasonable approval rights over the tenant placed in such space, provided such approval shall not be unreasonably withheld if the tenant is of a caliber and character consistent with operation of a first class office building. Such retail space shall be self-contained, shall have its own restrooms and shall not have direct access into the Building lobby. If the retail Tenant is a restaurant/delicatessen operator, Tenant reserves the right to require the restaurant/delicatessen operator to install a door on the west side of such space for direct access into Tenant's premises.

     11.   Expansion Space.    Pursuant to that certain Wall Street Building
           ---------------
Agreement of even date herewith ("Wall Street Agreement") between Tenant and WRC Wall Street LLC, an affiliate of Landlord, Landlord, through its affiliate, has agreed to provide Tenant with an option to expand into a new building to be constructed by Landlord's affiliate. The lease to be entered into between Tenant and WRC Wall Street LLC is hereinafter referred to as the "Wall Street Lease." In certain instances, as set forth in Sections 3(a) and 3(b) of the Wall Street Agreement (or pursuant to comparable sections in the Wall Street Lease), Tenant has the right to terminate the Wall Street Agreement and, if then in effect, the Wall Street Lease, if Landlord's affiliate is unable to meet certain deadlines related to the construction of such new building.

           If Tenant so elects to terminate the Wall Street Agreement and, if then in effect, the Wall Street Lease, Tenant has certain remedies as set forth in Section 3(c) of the Wall Street Agreement. If the Wall Street Agreement and, if then in effect, the Wall Street Lease, are so terminated pursuant to Section 3(a) or Section 3(b) of the Wall Street Agreement (or pursuant to comparable Sections in the Wall Street Lease), and if Tenant elects to move out of the Premises as set forth in 3(c)(ii) of the Wall Street Agreement, and assign this Lease or sublease the entire Premises, then Landlord's right to recapture all or any portion of the Premises in connection with such assignment or sublease, as set forth in Section 17(b) above, shall not apply, and Tenant shall be entitled to receive the amount by which all sums paid under such sublease or assignment exceed the total of the Rent and Additional Rent due under this Lease with respect to such space. All costs of subleasing, assigning or re-tenanting such space, including without limitation leasing commissions, design fees, legal fees and tenant improvement costs, shall be borne by Tenant. Any provisions of
Section 17(b) to the contrary are superseded by this Section 11.

                                   EXHIBIT E

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

         AGREEMENT made this _____ day of __________, 19__ ________________
("Lender"), ________________, a ________________ organized under the laws of the state of ________________ ("Borrower"), and ________________, a ________________
organized under the laws of the state of ________________ ("Tenant").

                                    RECITALS

     Lender has made or is about to make a loan to Borrower in the amount of ________________ DOLLARS ($__________) to be evidenced by a deed of trust note in that amount to be secured by, among other things, a mortgage or deed of trust hereinafter collectively referred to as the "Mortgage" on Borrower's interest in and to those certain premises (the "Mortgaged Premises") situated, lying and being in the City of ________________, County of ________________, State of
________________, more particularly described on Exhibit A hereto together with all improvements now existing and hereafter constructed thereon.

     Tenant is now or is to become the tenant of a portion of the Mortgaged Premises (the "Demised Premises") under a lease made by Borrower with Tenant dated __________, 19__ (the "Space Lease"), which Space Lease is more particularly described on Exhibit A, attached hereto and incorporated herein.

     Tenant desires to be assured of continued occupancy of the Demised Premises under the terms of the Space Lease and subject to the terms of the Mortgage.

     NOW, THEREFORE, Tenant, Lender and Borrower hereby agree:

     1. Tenant agrees that all of Tenant's rights under the Space Lease shall be fully subject and subordinate to the lien of the Mortgage, as the same may be extended, renewed, modified or replaced, and to all of Lender's rights thereunder, subject to the provisions of this Agreement.

     2. Lender agrees with Tenant that so long as conditions do not exist entitling Borrower to declare the Space Lease at an end under the provisions of Section _____ ***[default section]*** thereof (including the expiration of all periods to cure), the Space Lease and the estate thereby created shall not be terminated, neither Tenant nor any subtenant or assigns of Tenant shall be joined by Lender or any holder of the Mortgage in any foreclosure proceedings, and possession or enjoyment of the Demised Premises by Tenant, subtenant or assigns shall not be interfered with by or in any foreclosure action, sale or other action or proceeding instituted under or in connection with the Mortgage, it being the express intention of Lender and Tenant that Tenant shall not be disturbed in its possession and use of the Demised Premises under the Space Lease for any reason other than the termination of the Space Lease in accordance with its terms or the eviction of Tenant under and in accordance with the terms of the Space Lease. The effectiveness of Tenant's obligations, liabilities, covenants and representations under this Agreement is conditioned on the performance of, and compliance with the covenants of this paragraph 2.

     3. In the event of foreclosure of the Mortgage, whether by action, pursuant to the power of sale therein contained or otherwise, or delivery of a deed to the Mortgaged Premises in lieu of foreclosure of the Mortgage, whereby the purchaser upon foreclosure or a grantee under a deed in lieu of foreclosure of the Mortgage has notified Tenant that it has succeeded to the ownership of all interests in the Demised Premises and the rights of the landlord under the Space Lease, then the Space Lease shall continue in full force and effect as a direct lease

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between such purchaser or grantee of the Demised Premises and Tenant, upon and subject to the terms, covenants and conditions of the Space Lease, including the power of such purchaser or grantee as landlord thereunder to terminate the interests of Tenant under and in accordance with the terms of the Space Lease, and such purchaser or grantee will not disturb the possession of Tenant and will be bound by all of the landlord's obligations under the Space Lease, except such as are then not applicable or pertinent to the remainder of the term of the Space Lease and further except that such purchaser or grantee shall not (i) be liable for any previous act or omission of any prior landlord under the Space Lease (including Lender or any receiver appointed in any such foreclosure action or proceeding); (ii) be subject to any offsets, defenses or claims which have accrued to Tenant against said prior landlord (except that any events entitling Tenant to abatement or reduction in rent or lease termination under the terms of the Space Lease, with respect to which events notice shall have been given to Lender as provided below, shall continue to effect such abatement or reduction or right of termination if not remedied within the period for cure provided below); (iii) be bound by any modification of the Space Lease, or by any prepayment of more than one month's rent made subsequent to the date hereof or by any waiver or forbearance on the part of landlord made subsequent to the date hereof that is materially adverse to the interest of such purchaser or grantee unless such modification, prepayment, waiver or forbearance shall have been previously approved in writing by Lender or any subsequent holder of the Mortgage or such purchaser or grantee; (iv) be bound for return of any deposit unless the same has been specifically transferred to such purchaser or grantee;
(v) be bound by any obligation of the landlord in the construction of Tenant's improvements at the Demised Premises or any warranty of workmanship or materials or any other personal guaranty of the landlord under the Space Lease; or (vi) be liable for the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the Demised Premises required under the Space Lease, or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements thereon, or for restoration of improvements following any casualty not required to be insured under the Space Lease or, if insurance required to be carried by the Landlord under the Space Lease is in fact being carried as therein required, for the costs of any restoration in excess of the proceeds recovered under any insurance and any condemnation proceeds (except that this clause shall not affect Tenant's rights to rental abatements or reduction, or lease termination, as expressly provided in the Space Lease); provided, however, notwithstanding the foregoing, if at any time such purchaser or grantee has succeeded to the ownership of the interest in the Mortgaged Premises described above and the rights of landlord under the Space Lease, the Space Lease is still in effect and there has not occurred a permanent abatement or reduction in rent thereunder, such purchaser or grantee shall have ten (10) days after the later to occur of such succession or the giving of notice to such purchaser or grantee of a condition which gives rise to a right to abate or reduce rent within which to correct such condition, and if such correction is effected within such time, Tenant will not assert the same as a cause for abatement or reduction in rent accruing after such correction is effected. Notwithstanding the provisions of clauses (v) and (vi) of the preceding sentence, if such purchaser or grantee succeeds to the ownership of the Demised Premises and the rights of landlord under the Space Lease prior to the Commencement Date under the Space Lease, and proceeds with construction of the Building as defined in the Space Lease, then Tenant shall have the rights under the Space Lease for the payment of the Allowance (or unpaid portion thereof) unless Tenant terminates the Space Lease in accordance with its terms.

     4. Tenant consents to the foregoing provisions of Paragraphs 2 and 3 hereof and agrees to be bound thereby. So long as Tenant has quiet enjoyment of the Demised Premises, Tenant further agrees (a) to attorn and to recognize as landlord under the Space Lease (i) Lender, when in possession of the Mortgaged Premises, (ii) a receiver appointed in an action or proceeding to foreclose the Mortgage, (iii) a purchaser upon foreclosure or a grantee under a deed in lieu of foreclosure of the Mortgage, or (iv) any subsequent purchaser of the Mortgaged Premises, (b) upon request, to execute and deliver to said person or entity any instrument or instruments in recordable form which maybe be necessary or appropriate to effect the performance of the agreements herein contained, provided that such instruments do

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

not create, or risk the creation of increased risk of liabilities or obligations of Tenant, and (c) to be bound to perform all of the obligations of the tenant under the Space Lease.

     5. Notwithstanding anything in the Space Lease to the contrary, Tenant hereby agrees that Tenant will notify Lender unless Tenant has received written notice from Lender that the Mortgage has been reconveyed, in writing of any default(s) of the landlord under the Space Lease which would entitle Tenant to cancel the Space Lease, and no notice of cancellation shall be effective unless
(a) Lender has received the aforesaid notice at its office address set forth below (or such other place in the continental United States hereafter designated to Tenant from time to time in writing) and (b) Lender has been afforded an opportunity to cure such default(s) of landlord under the Space Lease within the applicable grace period provided under the Space Lease (measured from receipt of the aforementioned written notice) or, if such default(s) cannot reasonably be cured within such period, to commence to cure such default(s) within such period and diligently proceed therewith; provided, however, nothing herein shall affect rights of Tenant to terminate the Space Lease in whole or in part pursuant to the provisions of Articles _____, _____ or ______ ***[Term; Insurance and Reconstruction; and Condemnation sections]*** of the Space Lease. Tenant agrees that performance by Lender or its designee or assignee of any provision of the Space Lease shall satisfy any conditions of Tenant requiring performance by the landlord and if there is a default which is not capable of being cured by Lender and Lender has instituted judicial or nonjudicial proceedings to foreclose the Mortgage, Tenant agrees to waive such past defaults as to Lender or its respective nominee, designee or assignee, provided that Lender or its respective nominee, designee or assignee promptly effects a cure when it is capable of doing so (except that any events entitling Tenant to abatement or reduction in rent or rights to terminate the Space Lease under the Space Lease shall continue to effect such abatement, reduction or termination rights).

     6. Tenant acknowledges and recognizes that the Space Lease will be assigned to Lender as collateral security for any loan made by Lender to Borrower, which assignment, among other things, will prohibit Borrower from thereafter modifying, terminating or accepting surrender of the Space Lease or reducing, abating or accepting prepayment of any rent under the Space Lease more than one calendar month in advance of its due date (without first obtaining the consent of the Lender).

     7. Nothing contained herein shall obligate Lender to perform the landlord's obligations under the Space Lease until such time as Lender shall become the owner of the Mortgaged Premises.

     8. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and cannot be changed or terminated orally.

     9. In the event of foreclosure of the Mortgage, whether by action, pursuant to the power of sale therein contained or otherwise, or delivery of a deed to the Mortgaged Premises in lieu of foreclosure of the Mortgage, and the subsequent transfer of the Mortgaged Premises by the purchaser upon foreclosure or grantee under a deed in lieu of foreclosure, such transferring purchaser or grantee shall be automatically relieved of any and all obligations and liabilities hereunder and under the Space Lease accruing from and after the date of such transfer, provided the transferee of such transfer assumes such obligations and liabilities in writing.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

    LENDER:                                  ____________________________
                                             By:_________________________
                                              Its:_______________________

    BORROWER:                                ____________________________
                                             By:_________________________
                                              Its:_______________________

    TENANT:                                  ____________________________
                                             By:_________________________
                                              Its:_______________________

                      [ADD APPROPRIATE ACKNOWLEDGEMENTS]

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